                                                                   Exhibit 10.17
                                                          Agreement No._________

                            MASTER SERVICES AGREEMENT

         THIS MASTER SERVICES AGREEMENT ("Agreement") is made this 1st day of October, 2001, by and between Williams Communications, LLC, a Delaware limited liability company ("Williams"), with its principal place of business at One Technology Center, 100 South Cincinnati 6th Floor, Tulsa, Oklahoma 74103, and Universal Access, Inc., a Delaware corporation ("Customer"), with its principal place of business at Sears Tower, 223 S. Wacker, Suite 600, Chicago, Illinois 60606, for the provision of telecommunications services, subject to this Agreement and as set forth in this Agreement.

                                    RECITALS

WHEREAS, the parties entered into a Carrier Services Agreement 98R0613.00 ("CSA") as of June 29, 1998, which contained a revenue commitment.

WHEREAS, the parties desire to resolve all issues relating to commitment shortfalls and early termination liability under the CSA.

WHEREAS, Williams and Customer are parties to that certain Universal Transport Exchange License Agreement entered into contemporaneously herewith (the "Collocation Agreement").

                       ARTICLE 1. AGREEMENT OF THE PARTIES

1.1 SERVICES. Customer may order from Williams telecommunications services which may consist of either or both Williams' Services or Third Party Services, (sometimes referred to herein collectively or individually, as the "Service(s)"). "Williams' Services" shall consist of those Services described in the attached service schedule(s) ("Service Schedule(s)"), as indicated in Table A (check as applicable), but does not include any Services which constitute Third Party Services as defined below in Section
     1.2. All Services shall be provided upon the terms and conditions that are set forth in this Agreement, including any applicable Service Schedule and process and procedure as set forth in Exhibit B. This Agreement will supercede the CSA and all Services provided pursuant to the CSA will now be provided under this Agreement. The circuits provided under the CSA which will now be provided pursuant to this Agreement (the "Existing Circuits") are listed in Exhibit A. The Existing Circuits will continue to be provided at the price and term as set forth in the original Service Order placed under the CSA. The circuits, which have been ordered under the CSA but are not in service (the "Pending Circuits") will be priced under the Agreement. All Services are subject to availability and approval of Customer's credit by Williams.

       TABLE A
       Schedule 1  /X/ Private Line Service          Schedule 8  / / Carrier Voice Services
       Schedule 2  /X/ Optical Wave Service          Schedule 9  /X/ International Backhaul Services
       Schedule 3  /X/ ATM Service                   Schedule 10 /X/ International Private Line Service
       Schedule 4  / / Dedicated Internet Service    Schedule 11 / / Collocation Service
       Schedule 5  / / Frame Relay Service           Schedule 12 / / CNMS Service
       Schedule 6  / / Network Timing Services       Schedule 13 /X/ Metro Access Service
       Schedule 7  / / Switched Voice Service


1.2 THIRD PARTY SERVICES. Williams may arrange on behalf of Customer for services to be provided by a third party ("Third Party Services"). For instance, Third Party Services may include Third Party Local Access Services, third party provided interexchange services, and third party provided international service. Third Party Local Access Services shall be arranged pursuant to Article 4 of this Agreement. When Customer requests international service, Williams may arrange for the foreign end of the Service or for a portion of the foreign end of the Service to be provided by a third party carrier licensed in the relevant foreign point. In some cases, Williams may be unable to, and Customer may be required to, arrange the foreign end of such Service with a foreign carrier. Although this Agreement governs the terms of Williams' arrangement of Third Party Service, the service level parameters and related warranties (if any), pricing, surcharges, outage credits, required commitments, termination liability, and other service specific terms of the Third Party Service shall be those of the provider of the Third Party Services ("Third Party Provider").

             ARTICLE 2. EFFECTIVE DATE, TERM AND REVENUE COMMITMENT

2.1 TERM OF AGREEMENT. This Agreement shall become effective on the date first written above ("Effective Date") and shall continue through the tenth anniversary of such Effective Date ("Term"). This Agreement shall automatically renew for month

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                            MASTER SERVICES AGREEMENT

     to month periods ("Renewal Terms") unless either party gives written notice to the other party that the Agreement will not be renewed, such notice to be delivered at least thirty (30) days before the end of the Term or the then current Renewal Term.

2.2 SERVICE ORDER TERM. Each Service Order placed under this Agreement shall have its own term, as indicated on such Service Order ("Service Term"). At the end of the Service Term for any Service Order (as defined in Section 3.1(a)), such Service Order shall continue on a month-to-month basis ("Extension Period") unless either party gives written notice to the other that the Service described in such Service Order shall be disconnected, such notice to be delivered at least thirty (30) calendar days before the end of the Service Term, or if during the Extension Period, then upon at least thirty (30) calendar days' written notice. Customer's charges, as set forth in this Agreement, for Services provided by Williams at the expiration of the Service Term shall continue to apply to Customer's Service throughout any Extension Period, unless modified pursuant to the terms of this Agreement. Unless Customer is in default, any Service being provided at the time of termination of this Agreement shall continue upon the terms and conditions of this Agreement until end of the Service Term or any applicable Extension Period Service as specified in the applicable Service Order or until such Service Order is terminated pursuant to the second sentence of this Section 2.2; provided, however, that Customer may not order any new Service until Customer and Williams have entered into a new agreement or mutually agreed in writing to extend this Agreement.

2.3   Revenue Commitment.

     a. In consideration of the pricing and discounts and other terms and conditions offered to Customer, Customer agrees to purchase Applicable Services (as defined below) under this Agreement in the amount of Fifty-seven Million, Six Hundred Thousand dollars ($57,600,000) aggregate ("Term Commitment") throughout the Term of this Agreement, as set forth in Section 2.3(c) below.

     b. In addition, commencing on the Effective Date, Customer agrees to purchase each year Applicable Services under this Agreement in the amount set forth below for the relevant year (each, an "Annual Minimum"):


            Year 1    = $2,820,000 (per year)
            Year 2-5  = $4,200,000 (per year)
            Year 6-7  = $6,276,000 (per year)
            Year 8-10 = $8,476,000 (per year)

         In the event that Customer is in Default of Section 15.1 of the Collocation Agreement, then Customer's Annual Minimum shall be increased by the amount set forth in Section 15.1 of the Collocation Agreement. The Term Commitment and the Annual Minimum will be collectively referred to as the "Revenue Commitment".

     c. In determining whether the annual charges are of a sufficient dollar amount to meet Customer's Revenue Commitment, Williams will include the monthly recurring charges for Williams' Services. In addition to Williams Service(s), any circuit or bandwidth ordered by Customer from Williams pursuant to any circuit or bandwidth trade, whether directly between the parties or through a broker, and whether any such trade is governed by a separate agreement between the parties, shall be considered an ("Applicable Service"). Applicable Services shall also include all charges and fees associated with any such circuit or bandwidth and any paid Deficiency Amounts, (as discounted, if applicable) and any credits to which Customer may be entitled pursuant to this Agreement. The Applicable Services will not include late charges, non-recurring charges, and ancillary charges payment penalties, taxes and other government imposed surcharges, or payments made by Customer for Third Party Services (including but not limited to Third Party Local Access Service) or to reimburse Williams for costs paid by Williams to any Third Party Provider.

         To the extent that, in any year during the Term of this Agreement, Customer fails to have a total aggregate billing of Applicable Services from Williams greater than or equal to the Annual Minimum amount applicable to a year, Williams shall invoice Customer, on Customer's current or next invoice, and Customer hereby agrees to pay, an amount equal of the difference between the Annual Minimum amount and the amount of Applicable Services actually purchased by Customer (the "Deficiency Amount") for such year. The parties agree that the Deficiency Amount represents liquidated damages, and is based on Customer's commitment to meet the Annual Minimum amount during each year of the Term of this Agreement and Williams' agreement to the discounted prices set forth in the Service Schedules attached hereto, which are based upon such commitment. Not withstanding the foregoing, in the event that Customer has not taken delivery of an Applicable Service within forty-five (45) days of the end of the then current term then Williams shall not count the monthly recurring charges for Williams Services as set forth in such Service Orders towards Customer's Annual Minimum.

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     d.  Amounts purchased in any year in excess of the applicable Annual
         Minimum, shall be carried over into the next year, or beyond if applicable. Once the total Revenue Commitment of $57,600,000 has been satisfied, no further Revenue Commitment will apply under this Agreement. If Customer is purchasing both voice and data Services, any Deficiency Amount shall be set forth on the Customer's invoice for voice Services. If Customer is only purchasing data Services, any Deficiency Amount shall be set forth on the Customer's invoice for data Services.

     e. FORECAST AND REMEDY FOR CAPACITY NOT AVAILABLE. Before issuing its first Service Order and on a quarterly basis throughout the Term of the Agreement, Customer shall provide Williams with a detailed, non-binding rolling one (1) year forecast. If, in any consecutive three (3) month period, Williams responds to greater than [***] percent ([***]%) of the requested Willliam's Private Line Service quotes with "capacity not available", and if after reaching this threshold, Williams responds to additional request for service with "capacity not available" and Customer places an order for and takes delivery of the requested service elsewhere, Williams will treat the request for quotation as if it were a Service Order placed with Williams for the purposes of applying it to the applicable Annual Minimum. If no circuit term was specified in the request for quotation, the adjustment to the applicable Annual Minimum will apply during the first twelve (12) months of the circuit term only.

     f.  COMPETITIVE PRICING.

         PRIVATE LINE. Williams may provide on-net, private line pricing for substantially similar services within [***]% of the lowest quote provided to Williams by Customer, using [***] as the control group (the "Carrier Control Group"). The parties agree to review the Carrier Control Group on an as needed basis. The Carrier Control Group may be altered if mutually agreed to by the parties. If the lowest quote for substantially similar services that Customer receives from the Carrier Control Group is more than [***] percent ([***]%) lower than applicable Williams's rates, the Customer will give Williams the opportunity to submit a revised price. If Williams is unwilling to offer a rate within [***]% of such lowest quote, the applicable Annual Minimum will be adjusted as if Customer placed such order with Williams provided that
         (i) Customer places an order with and takes delivery from the carrier offering a lower quote for substantially similar services and
         (ii) Customer provides to Williams a certificate from either its Vice President of Network Engineering or its Vice President of Carrier Relations, stating that such lowest quote was a bona fide quote for substantially similar services and (iii) that the relevant circuit or service was purchased from a member of the Carrier Control Group and
         (iv) that such purchase was made with the same pricing as contained in such Carrier Control Group's quote. For purposes of determining whether a private line service is substantially similar, the parties will consider: (1) type of service, (2) city pair, (3) diversity,
         (4) protected or unprotected, and (5) term. For the purpose of this Agreement [***] percent ([***]%) of the lowest price shall mean, the monthly recurring charges based on the Voice Grade Equivalent/VH miles.

         METRO SERVICES. Williams may provide on-net, metro pricing for substantially similar services within [***]% of the lowest to Williams by Customer, using [***] as the control group ("the Metro Control Group"). The parties agree to review the Metro Control Group on an as needed basis. The Metro Control Group may be altered if mutually agreed to by the parties. If the lowest quote for substantially similar services that Customer receives from the Metro Control Group is more than [***] percent ([***]%) lower than applicable Williams's rates, the Customer will give Williams the opportunity to submit a revised price. If Williams is unwilling to offer a rate within [***]% of such lowest quote, the applicable Annual Minimum will be adjusted based on the Monthly Recurring Charge as if Customer placed such order with Williams provided that (i) Customer places an order with and takes delivery from the carrier offering a lower quote for substantially similar services and (ii) Customer provides to Williams a certificate from either its Vice President of Network Engineering or its Vice President of Carrier Relations, stating that such lowest quote was a bona fide quote for substantially similar services and (iii) that the relevant circuit or service was purchased from the member of the Metro Control Group and
         (iv) that such purchase was made with the same pricing as contained in such Metro Control Group's quote. For purposes of determining whether a local or metro service is substantially similar, the parties will consider: (1) type of service, (2) metro access point, (3) diversity,
         (4) protected or unprotected, and (5) term.

                 ARTICLE 3. ORDERING AND PROVISIONING OF SERVICE

3.1  SERVICE ORDERS.

     a. All Services shall be requested on Williams' Service Order forms in effect from time to time or on Customer's forms which have been previously accepted in writing by Williams ("Service Order(s)"). Service Orders shall be transmitted and processed in accordance with the terms and conditions of this Agreement as well as any procedures set out in the

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         applicable Service Schedule for a specific Service. Williams shall accept any Service Order under this Agreement that complies with the terms and conditions set forth herein, subject to availability and credit approval at the time Customer places such Service Order.

     b. A Service Order is deemed accepted (subject to availability) by Williams when Williams' Service Delivery department transmits an electronic Order Confirmation Document ("OCD") to Customer indicating that Williams is processing Customer's order.

     c. When a Service Order is placed, Customer will designate: (i) a requested start date ("Requested Start Date") for the Service; (ii) the desired term of the Service; (iii) the specific city pairs, if applicable; (iv) the bandwidth, if applicable; and (v) any other information necessary to enable Williams to provide the Service. Williams will make reasonable efforts to meet Customer's Requested Start Date. In the event that Williams is unable to meet Customer's Requested Start Date, Williams will notify Customer of the date when Williams believes the Service will be available and Customer's Requested Start Date will be changed to reflect the number of days of delay or advance, as appropriate. Failure of Williams to deliver by Customer's Requested Start Date shall not constitute a default under this Agreement and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet Customer's Requested Start Date, except for the delay credits set forth in Section 3.4.

     d. Any terms or conditions contained in Customer's acknowledgement or Service Order or elsewhere which conflict with, are different from, or are in addition to, the terms and conditions in this Agreement are hereby objected to by Williams and shall not constitute part of this Agreement. No action by Williams (including, without limitation, provision of Services to Customer pursuant to such Service Order) shall be construed as binding or estopping Williams with respect to such term or condition.

3.2 TURN UP ACKNOWLEDGEMENT. Williams will issue to Customer an electronic notice that Service is available ("Turn Up Acknowledgement" or "TUA"). The TUA will indicate that the relevant Service ordered through Williams has been tested by Williams and that the Williams' Service meets or exceeds the Technical Specifications set forth in the relevant Service Schedule. The TUA will also set forth the date Customer's Service was available for use by Customer and upon which Williams shall commence charging for the Service, provided that absent Customer's written acknowledgement, in no event will Williams begin to invoice for the Services prior to the Customer's Requested Start Date ("Circuit Effective Billing Date").

3.3 SERVICE ACCEPTANCE. Customer shall be deemed to have accepted Service and Williams shall begin billing for the Service as of the Circuit Effective Billing Date, provided that, if Customer notifies Williams' Service Delivery Department in writing within three (3) business days of the Circuit Effective Billing Date that Williams' Service is in material non-compliance with the applicable Technical Specifications and if, upon investigation, such material non-compliance is not due to Customer fault, then Williams shall correct the non-compliance and make the appropriate adjustment to Customer's billings under this Agreement. The occurrence of any such non-compliance shall not constitute a default under this Agreement and Williams shall not be liable to pay to Customer any penalties or damages resulting from any such non-compliance except for delay credits as set forth in Section 3.4, if applicable. Charges for Service begin accruing upon Circuit Effective Billing Date, regardless of whether Customer is actually using the Services, or is ready to test and accept the Services.

3.4  IMPLEMENTATION INTERVALS REMEDIES.

     a. It is Williams's goal to provision Williams Services within it standard service implementation intervals as set forth in the Schedule applicable to each type of Service. Williams's standard service implementation intervals apply only to Williams Private Line, Optical Wave and Metro Access Services and not Third Party Services.

     b. In the event Williams fails to make Services available within its standard service implementation interval as stated in the applicable Schedule, Customer shall receive a pro-rata credit of the monthly recurring charge for such Service based on the number of days Service is delayed, such credit not to exceed [***] portions. month's monthly recurring charge. Customer shall not receive such credit and Williams shall not be liable for any delay, if delay is due to the Customer, Third Party Local Access provider or as a result of a Force Majeure event as defined in Section 8.5 hereof. Notwithstanding anything to the contrary in this Agreement, in no event shall Williams' failure to deliver William's Service within the periods set forth in the attached Schedules constitute a default under this Agreement.

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     c.  In the event Williams fails to make Services available within its standard Service implementation interval as stated in the applicable Schedule Customer may cancel the Service Order for late delivery. Customer shall not have the right to cancel and Williams shall not be liable for any delay, if delay is due to the Customer, Third Party Local Access provider or as a result of a Force Majeure event as defined in Section 8.5 hereof. Notwithstanding anything to the contrary in this Agreement, in no event shall William's failure to deliver William's Service within the periods set forth in the attached Schedules constitute a default under this Agreement.

     d. Customer may either exercise its right to a delay credit pursuant to subsection (b) above or exercise it right to cancel the delayed Service pursuant to subsection (c) above but may not exercise both remedies. Customer agrees that the delay credit or the right to termination as set forth above is Customer's sole remedy and Williams' sole liability in the event of any delay in providing such Service. In the event Customer cancels a Service Order in accordance with this Section 3.4(c), such Service Order will be applied to reduce Customer's applicable Annual Minimum as if it had not been cancelled.

     e. ANNUAL IMPLEMENTATION INTERVAL REVIEW. Williams agrees that it will, upon the request of Customer and no more often than annually, review the actual implementation intervals set forth in the attached Service Schedules, and may adjust installation intervals in accordance with:
           i) prevailing market implementation intervals at the time of the review; and
           ii) implementation intervals as published by other suppliers, delivering comparable telecommunication services that are substantially similar to the range of service offered by Williams under this Agreement.
         If the parties agree to any such adjustment, such adjustment shall be effective upon written amendment and shall not apply to orders, which have already been submitted by Customer and accepted by Williams.

3.5 CHANGE OF SERVICE ORDER DATE. Customer may request a delay in the Start Date of an order, when Williams receives the delay request a minimum of five (5) days prior to the due date and the requested delay does not exceed sixty (60) cumulative calendar days from the Service Orders initial Start Date. When Customer has delayed a Service Order for the maximum sixty (60) cumulative calendar days, the order may not be delayed again by Customer. Once the maximum sixty (60) day delay has been achieved, Customer has the option to (a) accept the billing for the Service Order, or (b) cancel the Service Order and pay the applicable cancellation charges for the facilities ordered. The billing or cancellation is effective on the sixtieth (60th) cumulative calendar day of the delay. If Customer elects to accept billing the installation will be completed as soon as reasonably practical after Customer advises Williams that the installation can be completed.

                  ARTICLE 4. THIRD PARTY LOCAL ACCESS SERVICES

4.1 THIRD PARTY LOCAL ACCESS SERVICES. Williams may obtain "Third Party Local Access Service" on behalf of Customer, which is defined as the telecommunications facilities or services connecting a Customer-designated termination point to a point of presence ("POP") designated by Williams. The term Third Party Local Access Service, as used throughout this Agreement, may include both domestic U.S. and foreign Third Party Local Access Service. Customer shall execute a Letter of Agency, in a form provided by Williams and agreed to by Customer authorizing Williams to interact directly with the Third Party Local Access Service provider(s) to obtain the Third Party Local Access Service. Customer shall pay all charges including, without limitation, monthly charges, usage charges, installation charges, non-recurring charges, or applicable termination/cancellation charges, of the Third Party Local Access Service provider(s).

4.2 WILLIAMS' PROVISIONING, TESTING, AND CHARGING FOR THIRD PARTY LOCAL ACCESS SERVICES. For Third Party Local Access Services ordered by Williams, Williams shall provision and conduct the initial testing of an interconnection between the Williams' Service set forth in the Service Order and the Third Party Local Access Service. Williams shall coordinate the installation of the Third Party Local Access Service with the Williams' Service. Third Party Local Access Service charges shall accrue at the then-current tariff rate (or the standard published rate, if there is no tariff rate) of the Third Party Local Access Service provider. If the applicable rate for Third Party Local Access Service is changed by the Third Party Local Access Service provider, such changes will be passed through to, and be borne by, Customer. In the event Williams' Services are not ready at the same time as the Williams' ordered Third Party Local Access Service, Williams will not begin billing Customer for such Third Party Local Access Services until the related Williams' Services are turned up.

4.3 CUSTOMER ORDERED THIRD PARTY LOCAL ACCESS SERVICE. Customer may, in conformance with Williams' policies on third parties providing connectivity into a Williams' POP, order its own Third Party Local Access Services from a vendor who has established entrance facilities in Williams' POP ("Approved Vendor"). In the event Customer desires to order Third Party Local Access Services from someone other than an Approved Vendor, Customer must get Williams' prior written permission, which permission shall not be unreasonably withheld, conditioned or delayed. In such event, the Third Party Local Access Service provider shall directly bill Customer for such Services. Williams may charge Customer for any associated entrance

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     facility or mileage charges if it provides Carrier Facility Assignment
     ("CFA") to Customer. Customer shall ensure that the Customer-ordered Third Party Local Access Services are turned up at the same time as the Williams' Services. If the Customer-ordered Third Party Local Access Services are not ready as of the Circuit Effective Billing Date, Customer shall nonetheless be obligated to pay for Williams' Services as of the Circuit Effective Billing Date.

                      ARTICLE 5. PAYMENT TERMS AND CHARGES

5.1 MONTHLY BILLING. Williams provides and charges for Service on a monthly basis in U.S. dollars. Usage sensitive charges are billed in arrears and fixed monthly recurring charges, if any, are billed one (1) month in advance. Unless Williams requires payment in advance, charges for installation charges and other non-recurring charges shall be billed in Williams' next invoice cycle and are due and payable in accordance with section 5.2 below.

5.2 DUE DATE AND INVOICE. All amounts stated on each monthly invoice are due and payable in U.S. dollars within thirty (30) calendar days of the date of the receipt of the invoice ("Due Date"). Customer agrees to accept delivery of such invoice electronically via e-mail and Customer agrees to remit payment to Williams Communications, LLC, 21864 Network Place, Chicago, IL 60673-1218, or such address as Williams may in writing direct Customer to remit payment pursuant to the notice provisions of this Agreement. In the event Customer fails to make full payment of undisputed amounts by the Due Date, Customer shall also pay a late fee in the amount of the lesser of
     (i) one and one-half percent (1 1/2 %) per month or (ii) the maximum lawful monthly rate under applicable state law, of the unpaid balance which amount shall accrue from the date of the invoice. Customer acknowledges and understands that all charges are computed exclusive of any Additional Charges (as defined in Section 5.8(a)). Such Additional Charges shall be paid by Customer in addition to all other charges provided for herein

5.3 ADJUSTMENTS. Williams may make billing adjustments for Williams Services for one-hundred-eighty (180) calendar days after the Due Date or after the date Service is rendered, whichever is later. Williams may make billing adjustments for Third Party Services for a period of two (2) years.

5.4 RETURN CHECK CHARGE. When applicable, a return check charge of $25.00 will be assessed for checks made payable to Williams and returned for insufficient funds, For service billed on behalf of Williams, any applicable return check charges will be assessed according to the terms and conditions of Williams' billing agent.

5.5 BILLING DISPUTES. If Customer in good faith disputes any portion of an invoice it must pay the undisputed amount of the invoice on or before its Due Date and provide written notice to Williams of the billing dispute within sixty (60) calendar days thereafter. Such notice must include documentation substantiating the dispute. Customer's failure to notify Williams, of a dispute shall be deemed to be Customer's acceptance of such charges. The parties will make a good faith effort to resolve billing disputes as expeditiously as possible. If a dispute is resolved in favor of Customer, Customer shall receive a credit on their next bill for the amount determined to be due, if not, the additional sum due shall be payable no later than thirty (30) days following a determination that it is due.

5.6 VALIDATION OF CREDIT. Williams reserves the right to determine the creditworthiness of Customer through available verification procedures or sources and Customer hereby consents to Williams obtaining credit information regarding the Customer, its owners and affiliates.

5.7  WILLIAMS' RIGHT TO ASSURANCE.

     a. If at any time there is a material adverse change in Customer's creditworthiness or a material adverse change in Customer's financial position, then in addition to any other remedies available to Williams, Williams may elect, in its sole discretion, to demand reasonable assurance of payment from Customer, including among others the posting of a deposit and executing an agreement with Williams regarding the use of any such deposit ("Deposit Agreement"), such Deposit Agreement to be in form and substance acceptable to Williams.

     b. A material adverse change in Customer's creditworthiness shall include, but not limited to: (i) Customer's default of its obligations to Williams under this Agreement; (ii) failure of Customer to make full payment of charges due hereunder on or before the Due Date on two
         (2) or more occasions during any period of twelve (12) or fewer months;
         (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent or which is subject to bankruptcy or insolvency proceedings, or which owes past due amounts to Williams or any Williams affiliate, or which is a materially greater credit risk than Customer; or (iv) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer.

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     c.  A material adverse change in Customer's financial position shall include, but not limited to: (i) a decrease in net worth or working capital of five percent (5%) or greater during any calendar quarter; or, (ii) a negative net worth or working capital. If Customer's financial statements are not public information or have not otherwise been made available to Williams, then, upon Williams' request, Customer shall provide its most current audited and unaudited financial statements.

     d. If Customer has not provided Williams with (i) its financial statements within ten (10) calendar days of Williams' request therefore or (ii) in the event of a Williams demand for assurance of payment, assurance satisfactory to Williams within ten (10) calendar days of Williams' notice of demand for such assurance, then, in addition to any other remedies available to Williams, Williams shall have the option, in its sole discretion, to exercise one or more of the following remedies:
         (x) cause the start of any Service described in any previously executed Service Order to be delayed pending receipt of such financial statements or of the satisfactory assurance; or (y) decline to accept a Service Order or other requests from Customer to provide Service; or
         (z) suspend all or any portion of the Service then being provided after giving Customer five (5) calendar days prior written notice. If Customer provides satisfactory assurance during the five (5) calendar day notice period, Williams will not suspend any Service.

5.8 CHARGES FOR SERVICES. All charges for Services shall be as set forth in this Agreement and may be established on an individual case basis as contemplated herein and shall be those in effect as of the date Williams' accepts the Service Order unless the charges are otherwise specifically set forth in attached Service Schedules. Customer shall be liable for all charges (recurring and non-recurring) for Services provided by Williams and by Third Party Providers. Additionally, Customer shall incur charges in those circumstances in which extraordinary costs and expenses are generated by Customer and reasonably incurred by Williams beyond those normally associated with the Services, including but not limited to, the following:
     (a) Customer's request to expedite Service availability to a date earlier than Williams' published installation interval or a previously accepted start date; (b) Service redesign or other activity occasioned by receipt of inaccurate information from Customer; (c) reinstallation charges following any suspension of the Service for cause by Williams; and (d) Customer's request for use of routes or facilities other than those selected by Williams for provision of the Service.

5.9 QUARTERLY PRICE REVIEW. Williams agrees that it will, upon the request of Customer and no more often than quarterly, review the actual rates as set forth in the attached Service Schedules, and may adjust such rates in accordance with:
         i) prevailing market rates for substantially similar service at the time of the review; and
         ii) rates as published by other suppliers, delivering comparable telecommunication services that are substantially similar to the range of service offered by Williams under this Agreement.
     If the parties agree to any such adjustment, such adjustment shall be effective upon written amendment and shall not apply to orders, which have already been submitted by Customer and accepted by Williams.

5.10 TAXES.

a. If any sales taxes, valued added taxes or other charges or impositions are asserted against Williams after, or as a result of, Customer's use of Services by any local, state, national, international, public or quasi-public governmental entity or foreign government or its political subdivision, including without limitation, any tax or charge levied to support the federal Universal Service Fund contemplated by the Telecommunications Act of 1996, or any state or foreign equivalent ("Additional Charges"), Customer shall be solely responsible for such Additional Charges. Customer agrees to pay any such Additional Charges and hold Williams harmless from any liability or expense associated with such Additional Charges.

     b. If Customer has been granted a tax exemption for taxes in a given jurisdiction, then Williams shall not bill Customer for such taxes if Customer provides Williams with written verification of such tax exemption acceptable to Williams and properly issued by the relevant taxing jurisdiction. Service provided hereunder shall also not be subject to contribution to any universal service program if Customer provides Williams with written verification or exemption certificate, acceptable to Williams for the relevant jurisdiction, that the Service will be resold by Customer and that the revenues from such resale shall be subject to the universal service program's contribution requirements. If any jurisdiction, in conjunction with any universal service program, assesses any charges against, or seeks any contributions from, Williams in connection with any of the Service provided hereunder, Customer shall indemnify Williams against any such assessments or contributions.

                      ARTICLE 6. SUSPENSION AND TERMINATION

6.1  SUSPENSION OF SERVICE.

     a. In the event payment in full is not received from Customer on or before the Due Date, Williams shall have the right: (i) upon providing a minimum of five (5) business days written notice (the "Suspension Notice"), to suspend or block, at

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         any time after such Suspension Notice, all or any portion of all the
         Services then being provided to Customer; and (ii) to immediately place any pending Service Orders on hold, and to decline to accept any new Service Orders or other requests from Customer to provide Service commencing on the day that Williams issues the Suspension Notice to Customer. If Williams receives the entire past due amount within the five (5) business days notice period, then Customer's Service shall not be suspended. Williams may continue such suspension until such time as Customer has paid in full all charges then due, including any reinstallation charges and/or late fees as specified herein. Following such payment, Williams shall reinstate Customer's Services subject to Williams' Right to Assurance as provided above in Section 5.6.

     b. Suspension of Services as set forth in this Section shall not affect Customer's obligation to pay for the Services. Notwithstanding anything to the contrary in this Agreement, if Customer has agreed to a Revenue Commitment, any suspension of Service by Williams shall not relieve Customer of its obligations to pay the Revenue Commitment.

6.2  TERMINATION OF SERVICE.

     a. In addition to its other termination rights hereunder, and with respect to all Services, either party may immediately disconnect any Services in whole or in part if Williams determines that such Services violate any law, statute, or ordinance, including the Communication Act of 1934 (as amended), or that the imposition of any statute, or promulgation of any rule, regulation, or order of the Federal Communications Commission or other governing body makes Williams' performance under this Agreement commercially impracticable.

     b. Except where Customer is in default, Williams recognizes that, upon the expiration or termination of this Agreement or any Service as defined in Section 2.1 and 2.2, a successor vendor may be retained to provide replacement telecommunication service to Customer. During Customer's migration to the successor vendor following the expiration or termination of this Agreement or a Service, Williams shall reasonably cooperate with Customer and the successor vendor in the development and execution of a plan for the orderly and efficient transition to the successor vendor.

6.3  TERMINATION OF AGREEMENT.

     a. TERMINATION OF AGREEMENT FOR CAUSE. Except for an event of non-payment by Customer hereunder which is addressed in subsection (b) below, either party may terminate this Agreement if the other is in default of any material obligation contained herein, which default has not been cured within thirty (30) calendar days following the receipt of notice of such default setting forth the specifics of such default. The failure of any particular Service or Services to comply with the Technical Specifications set forth individually for each Service in the attached Service Schedules shall not be deemed a default by Williams, but may obligate Williams to provide Customer with Outage Credits, if applicable, under the relevant Service Schedule. Such Outage Credits and right to terminate for excessive outages, if applicable, shall be Customer's sole and exclusive remedy for any failure of the Services. Termination of this Agreement for cause does not relieve Customer of any obligations to pay Williams for charges accrued for Service which has been furnished up to the time of termination nor does it relieve the Customer of all applicable cancellation and/or disconnection charges.

     b. TERMINATION OF AGREEMENT FOR NON-PAYMENT. In the event any amount payable by Customer has not been received in full by Williams on or before the Due Date (except for amounts disputed by Customer in accordance with Section 5.4 Billing Disputes), Williams shall have the right to terminate this Agreement ten (10) calendar days' written notice to the Customer. Termination of this Agreement pursuant to this subsection shall not relieve Customer of any obligations to pay Williams for charges accrued for Service which has been furnished up to the time of termination nor does it relieve the Customer of all applicable cancellation and/or disconnection charges or for payment of the Revenue Commitment Termination Charge. The remedies available to Williams for any such termination of the Agreement for non-payment shall be to collect from Customer all amounts due under this Agreement including but not limited to all applicable cancellation and/or disconnection charges and/or for payment of the Revenue Commitment Termination Charge.

     c. TERMINATION DUE TO GOVERNMENT ACTION. Notwithstanding the foregoing, and upon written notice consistent with the mandate put forth by the applicable governmental authority or commission, to the other party, either Customer or Williams shall have the right, without incurring an Early Termination Charge or other liability to the other party, to immediately disconnect the affected portion of any Service, if Williams is prohibited by governmental authority from furnishing or Customer is prohibited from using such portion, or if any material rate or term contained herein and relevant to the affected portion of any Service is substantially changed by order of the highest court of competent jurisdiction to adjudicate the matter, the Federal Communications Commission, or other local, state, federal, or foreign government authority.

6.4  TERMINATION CHARGES.

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     a.  EARLY TERMINATION CHARGE. If Customer desires to disconnect any Service after installation, Customer may do so by providing written notification to Williams thereof thirty (30) days in advance of the effective date of the disconnection. In the event of such disconnection, Customer shall pay to Williams an "Early Termination Charge" in an amount equal to the monthly recurring charge for such disconnected Service multiplied by the number of months in the relevant Service Term, less the charges for such Service actually paid by Customer through the effective date of the disconnection plus any non-recurring payments not yet paid by Customer together with any termination liability associated with Third Party Local Access Service or any other Third Party Service.

      b.
              I. PORTABILITY. After any Service has been in effect for a period of at least twelve (12) months and provided that Customer is in compliance with the terms and conditions of the Agreement, including the Revenue Commitment, Customer shall have the option to disconnect a circuit wholly on Williams' owned and operated network and order a new circuit also wholly on Williams' owned and operated network as a replacement, subject to availability, without incurring the Early Termination Charge set forth above. For purposes of this Agreement Williams owned and operated network will include facilities leased to Williams under an IRU agreement. The replacement circuit must be for the same or greater net value and same or greater monthly recurring charge as the circuit being replaced and the replacement circuit must be ordered by Customer within thirty (30) days after the date on which Customer provides Williams with written notice of termination. If Customer exercises this portability option, Customer will be liable for if applicable: (i) all termination liability charges for Third Party Local Access Services or any other Third Party Services or provided facilities that are impacted by the replacement of the circuit;
         (ii) installation charges due to Williams as set forth in the attached Service Schedules; and (iii) any one (1) time Third Party Local Access Service charges and the new monthly recurring Third Party Local Access Service charges.

                  II. SERVICE TERM ADJUSTMENT. After any Existing Circuit as set forth on Exhibit A has been in effect for a period of at least twelve
         (12) months and provided that Customer is in compliance with the terms and conditions of the Agreement, including the Revenue Commitment, Customer shall have the option to adjust the initial Service Term to a period equal to six months ("Adjusted Service Term"). The Adjusted Service Term applicable to an Existing Circuit(s) will start concurrently with the turn up and acceptance date of the new circuit or circuit(s). Customer shall effectuate the adjustment by placing a Service Order for a new circuit(s) wholly on Williams' owned and operated network, subject to availability. For purposes of this Agreement Williams owned and operated network will include facilities leased to Williams under an IRU agreement. The new circuit(s) must be for: a) a minimum Service Term of twelve months, b) the same or greater total Service Term value, and c) the same or greater monthly recurring charge as the adjusted Existing Circuit(s). If Customer exercises this Service Term adjustment option, it will only be applicable to the inter-exchange portion of the adjusted circuit that is wholly on Williams owned and operated network. Customer remains liable for Third Party charges including, without limitation, any Third Party local access termination charges, which will be passed through to the Customer. The new circuits shall be subject to ordering and provisioning as provided in Article 3 herein. For example: If Customer has (3) DS-3s which have been in effect for at least 12 months with 24 months remaining on the Service Term and the remaining Service Term value of the DS-3s is $60,000, Customer may adjust the Service Term of those DS-3s to 6 months by placing a Service Order and by accepting Service of a circuit or circuits pursuant to Section 3.3 herein, that have: 1) a twelve month term and 2) a total MRC greater than or equal to those DS-3s and 3) a Service Term value greater than or equal to $60,000. The Service Term value shall be determined by multiplying the monthly recurring charge by the number of months remaining in the original Service Term for the applicable Existing Circuit(s).

     c. REVENUE COMMITMENT TERMINATION CHARGE. If Customer has made a Revenue Commitment, the rates for Services and associated discounts are based on Customer's agreement to purchase Service for the entire Term of the Agreement. If Customer terminates the Agreement or breaches the Agreement prior to the end of the Term of the Agreement, Customer shall pay to Williams a "Revenue Commitment Termination Charge" as calculated below in addition to all applicable Early Termination Charges as set forth in Section 6.4 (a) above: The Revenue Commitment Termination Charge shall be calculated as follows: ($57,600,000 LESS the total monthly recurring charge for Applicable Services for which Customer has paid to Williams) multiplied by 40%. Such total will then be adjusted to reflect the net present value using 15% as the interest rate and calculated over the remaining term of the Agreement as of the date of such notice.

     d. SERVICE MIGRATION. If customer wishes to upgrade to a higher bandwidth of service, Customer has forty-five (45) days from the turnup of the higher bandwidth circuit in which to groom existing circuits onto the higher bandwidth of service. During this forty-five (45) day period, the Customer will not be billed for the higher bandwidth. After the forty-five (45) day period from circuit turnup, billing for the higher bandwidth circuit commences, whether or not if the existing circuits have been disconnected and groomed onto the larger bandwidth.

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     e.  TECHNOLOGY MIGRATION. If, as a result of technological changes or improvements, Customer's services provided under the Agreement may be changed or improved upon, Williams agrees to allow Customer to migrate to new services as it applies under Section 6.4 (b) Portability.

     f. LIQUIDATED DAMAGES. Customer agrees that the actual damages in the event of a disconnection pursuant to this Section 6.4 would be difficult or impossible to ascertain, and that the Early Termination Charges and Revenue Commitment Termination Charges, if any, in this
         Section 6.4 are intended to establish liquidated damages only and are not intended as penalties.

                       ARTICLE 7. LIMITATION OF LIABILITY

IN THE EVENT OF ANY BREACH OF THIS AGREEMENT OR ANY FAILURE OF THE SERVICES, WHATSOEVER, NEITHER WILLIAMS NOR ANY WILLIAMS' PROVIDER (AS DEFINED IN SECTION
8.4 INDEMNITY) SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, ACTUAL, INCIDENTAL, PUNITIVE OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, EVEN IF WILLIAMS OR THE WILLIAMS PROVIDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OR LOSS. THIS LIMITATION ON DIRECT DAMAGES SHALL NOT LIMIT CUSTOMER'S RIGHT TO RECEIVE OUTAGE OR DELAY CREDITS IF APPLICABLE AND SHALL NOT LIMIT WILLIAMS LIABILITY FOR INDEMNITY OR CONFIDENTIALITY OBLIGATIONS PURSUANT TO THIS AGREEMENT. EXCEPT FOR AMOUNTS DUE PURSUANT TO THIS AGREEMENT, IN NO EVENT SHALL CUSTOMER BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR, PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, EVEN IF WILLIAMS PROVIDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OR LOSS.

                               ARTICLE 8. GENERAL

8.1 EXCLUSIVE REMEDIES. Except as otherwise specifically provided for herein, the remedies set forth in this Agreement comprise the exclusive remedies available to either party at law or in equity.

8.2 WARRANTY AND DISCLAIMER OF WARRANTY. WILLIAMS MAKES NO WARRANTY WITH RESPECT TO THE SERVICE OR ITS PERFORMANCE UNDER THIS AGREEMENT UNLESS EXPRESSLY SET FORTH IN THIS AGREEMENT, INCLUDING THE ATTACHED SERVICE SCHEDULES. WILLIAMS MAKES NO WARRANTY WITH RESPECT TO SWITCHED AND CARRIER VOICE SERVICES. WITH THE EXCEPTION OF THE EXPRESS WARRANTIES, IF ANY, SET FORTH IN THE SERVICE SCHEDULES, WILLIAMS DISCLAIMS ALL WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO WARRANTY IS MADE OR PASSED ON WITH RESPECT TO ANY THIRD PARTY SERVICES.

8.3 COMPLIANCE WITH LAW. Each Party agrees that its provision of and/or use of the Services shall be in accordance, and comply, with all applicable laws, regulations, and rules and that it shall obtain all approvals, consents and authorizations necessary to conduct its business and initiate or conduct any transmissions over any Services covered by this Agreement. Each Party may, exercisable in its sole discretion, disconnect any Service or restrict any transmission, if such actions are reasonably appropriate to assure that is not in violation of any civil or criminal law, regulation or rule.

8.4  INDEMNITY.

     a. Customer and Williams shall defend, indemnify and hold harmless the other and their respective officers, directors, employees, contractors and agents against and from any and all claims for damage to tangible property or bodily injury, including claims for wrongful death, to the extent that such claim arises out of the gross negligence or willful misconduct of the respective indemnifying Party, its employees, agents, or contractors in connection with this Agreement or the provision of Services hereunder.

     b. Customer and Williams will defend, indemnify and hold harmless the other Party and their respective officers, directors, employees, contractors and agents against and from any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation, all reasonable costs and expenses incurred including all reasonable litigation costs and attorneys' fees (collectively, "Damages") arising out of, resulting from or based upon any complaint, claim, action, proceeding or suit of any third

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         party, including any governmental authority, (a "Claim"), to the extent such Claim arises from or is based on the indemnifying Party's violation of any law or any rule or regulation.

     c. Customer will defend, indemnify and hold harmless Williams and its respective officers, directors, employees, contractors and agents for all Damages resulting from any Claims by any third party or end user for who is using the Services through Customer, including without limitation, any Claims by such end users for damages arising or resulting from any defect or failure to provide the Services.

     d. Customer will defend indemnify and hold harmless Williams and its respective officers, directors, employees, contractors and agents for all Damages resulting from any Claims by any third party arising out of the content transmitted over Williams' network or otherwise including but not limited Claims relating to any violation of copyright law, export control laws, failure to procure any necessary consents, or that such transmissions are libelous, slanderous, an invasion or privacy or illegal.

     e. If the equipment and facilities used in furnishing the Services to Customer pursuant to this Agreement infringe any United States copyright, patent, trade secret or any other intellectual property rights, Williams shall indemnify, defend and hold Customer harmless from and against any claims made as a consequence of any such infringement However, Williams obligation to indemnify, defend, and hold harmless Customer will not apply if any such infringement arises due to (a) the modification or combination of such equipment and facilities with (i) equipment or facilities furnished by Customer, or
         (ii) equipment or facilities of Williams or its third party supplier's network, or (b) Customer's use of the Services in violation of this Agreement. Moreover, if the equipment or facilities furnished by Williams to provide the Services under this Agreement becomes, or in Williams opinion is likely to become, the subject of a claim of infringement, or if Customer's use of the Services is finally enjoined or in Williams opinion is likely to be enjoined, Williams may in its sole discretion provide alternate Services which are not subject to the claim of infringement. If Williams elects not to provide alternate Service(s), Customer may terminate the Service without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection. In the event Customer terminates a circuit pursuant to this Section, such terminated circuit shall count toward Customer's Revenue Commitment as if it had not been terminated.

     f. The indemnified Party shall promptly notify the indemnifying Party in writing of any claims, which are subject to the terms of this Section
         8.4. The indemnified Party shall have the right at its own expense to appoint its own counsel who shall be entitled to participate in any settlement negotiations or litigation regarding any matter for which it is entitled to be indemnified hereunder. The indemnifying Party shall not agree to any settlement or consent to any decree, order or judgment without obtaining the consent of the indemnified Party which consent shall not be unreasonably withheld.

8.5 FORCE MAJEURE. If either party's performance of this Agreement or any obligation (other than the obligation to make payments) hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, power outage, storm or other similar occurrence including rain fade or other atmospheric conditions, any law, order, regulation, direction, action or request of any government, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority, or by national emergencies, insurrections, riots, wars, acts of terrorism, strikes, lockouts or work stoppages or other labor, supplier failures, shortages, breaches or delays, then the party that is unable to perform or meet its obligations due to such causes shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction or interference. The party that is unable to perform or meet its obligations due to such causes shall use commercially reasonable efforts under the circumstances to avoid and remove such causes of non-performance and shall proceed to perform with reasonable dispatch whenever such causes cease. In the event the force majeure event prevents the use of any circuit provided as part of the Williams' Services and such force majeure event continues for a period of sixty (60) days, then either party may disconnect the affected circuit without incurring liability except for Customer's liability for any charges of a Third Party Provider that are incurred by Williams will be passed through to Customer.

8.6  PROPRIETARY INFORMATION.

     a. Williams and Customer understand and agree that the terms and conditions of this Agreement and all documents referenced herein (including invoices to Customer for Services provided hereunder) are confidential as between Customer and Williams. Neither Customer nor Williams shall disclose such information to any third party without the prior written consent of the other, except as provided in Section 8.6(c) below.

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     b.  In addition to the matters covered under clause a. above, when confidential information is furnished in a tangible form by one party to the other, the disclosing party shall mark the information in a manner to indicate that it is considered confidential. When information deemed to be confidential is provided orally, the disclosing party shall, at the time of disclosure, clearly identify the information as being confidential. If the disclosing party fails to identify information as confidential, such disclosing party may correct the omission by later notice consisting of a writing or statement, and the receiving party shall only be liable for unauthorized disclosures of such confidential information made subsequent to said notice. All information identified as confidential pursuant to this clause b. shall not be disclosed by the receiving party to any third party without the written consent of the disclosing party, except as provided in Section 8.6(c) below.

     c. The party to whom confidential information is disclosed shall have no obligation to preserve the confidential nature of such information if it: (i) was previously known to such party free of any obligation to keep it confidential; (ii) is or becomes publicly available by other than unauthorized disclosure; (iii) is developed by or on behalf of such party independent of any information furnished under this Agreement; or (iv) is received from a third party whose disclosure does not violate any confidentiality obligation. Each Party may disclose confidential information regarding its relationship with the other party to commercial lenders who have specifically agreed to hold such information in confidence. In addition, a party may disclose confidential information provided to it by the other party if such disclosure is made pursuant to the requirement or request of a recognized stock exchange or of a governmental agency or court of competent jurisdiction to the extent such disclosure is required by a valid law, regulation or court order, and provided further, that, prompt notice thereof is given (unless such notice is prohibited by law) to the disclosing party of any such requirement or request.

8.7  REPRESENTATIONS.

     a. Unless Williams specifically offers an intrastate Service as set forth in an applicable Service Schedule, Williams requires that more than ten percent (10%) of the transmissions on each circuit shall be interstate transmissions or foreign transmissions as those terms are defined in 47 U.S.C. Sections 153(17) and 153(22). Williams and its affiliates shall not be obligated to make available intrastate Service, e.g., any Service on a circuit with end points within a single state or service on a circuit which originates/terminates at points both of which are situated within a single state unless Customer represents in writing that such interexchange Service or circuits shall be used to carry more than ten percent (10%) interstate or foreign telecommunications. If it is determined at any time that such Service or circuit is subject to regulation by a U.S. State regulatory agency, the Service or circuit may be provided by Williams or its affiliates pursuant to applicable state laws, regulations and applicable tariffs, or Williams and its affiliates may discontinue provision of the affected Service or circuit.

     b.  USE OF SERVICES.

         (i) Customer represents that it is a telecommunications carrier under the Communications Act of 1934, as amended or under the laws of the jurisdiction where it operates. The parties do not contemplate, as of the Effective Date, the filing of any tariff as to the Services provided under this Agreement, however, in the event that due to a court or agency ruling, or change in applicable law or regulation, this Agreement becomes subject to a requirement of an FCC tariff, then Williams will file a contract tariff with the FCC incorporating all of the material terms and conditions of this Agreement, including pricing, and the parties agree to abide by that contract tariff. Service may also be subject to tariffs in jurisdictions outside of the United States, and Williams' reserves the right to make its provision of Services subject to such tariff terms. Customer represents that it has taken all actions required by the FCC to operate as a telecommunications carrier under the Communications Act of 1934, as amended. Customer may engage in resale of international private lines for the provision of a switched, basic telecommunication service only upon authorization from the FCC under Section 214 of the Communications Act of 1934, as amended, and provided that the private line is used only (i) on a route where Customer exchanges switched traffic with a foreign carrier that the FCC has determined lacks market power; or (ii) on any route for with the FCC has authorized the provision of switched services over international private lines. Service shall not be used for any unlawful purpose.

         (ii) Customer is responsible for ensuring that it and its customers comply with Williams' Acceptable Use Policy ("AUP and Customer agrees to be bound by the AUP as set forth in Exhibit B. Any material violation of the AUP shall constitute a breach of this Agreement.

     c. CUSTOMER FACILITIES. Customer has sole responsibility for installation, testing and operation of facilities, services and equipment ("Customer Facilities") other than those specifically provided by Williams as part of the Services as described in a Service Order. In no event will the untimely installation or non-operation of Customer Facilities relieve Customer of its obligation to pay charges for the Services after Customer's acceptance or deemed acceptance.

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     d.  UNIVERSAL SERVICE EXEMPTION. During the Term or Renewal Term of this
         Agreement, Customer shall provide Williams, on a semiannual basis, a universal service exemption certificate within thirty (30) days of the Customer's filing of the universal service filing made with the appropriate federal agency, evidencing that the Customer is required to contribute to the federal Universal Service Fund. Customer agrees that failure to provide such an exemption authorizes Williams to begin billing Customer prospectively for Universal Service Fund contributions pursuant to the applicable contribution factor (revised quarterly), plus an administrative charge of one percent (1%).

8.8 TITLE TO EQUIPMENT. This Agreement shall not, and shall not be deemed to, convey to the other party title of any kind to any of the transmission facilities, digital encoder/decoders, telephone lines, microwave facilities or other facilities utilized in connection with the Services.

8.9 NOTICES. All legal notices to be sent to a party pursuant to this Agreement shall be in writing and deemed to be effective upon (i) personal delivery,
     (ii) three (3) business days after mailing certified mail return receipt requested if mailed within the domestic U.S., or (iii) one day after mailing by express mail priority, next-day delivery. The Full Business Address for purposes of notice under this Section as well as telephone voice and facsimile numbers shall be:

         Williams Communications, LLC         Universal Access, Inc.
         100 South Cincinnati                 233 South Wacker Drive, Suite 600
         One Technology Center, 6th Floor     Chicago, Illinois 60606
         Tulsa, Oklahoma 74103
         Telephone: (918) 547-2005            Telephone:  (312) 660-5000
         Fax: (918) 547-0460                  Fax: (312) 660-1290
         Attention: Contract Management       Attention: General Counsel

         With a copy to:                      For billing issues to:
         General Counsel                      Universal Access, Inc
         Williams Communications, LLC         23 South Wacker Drive, Suite 600
         One Williams Center, 41st Floor      Chicago, Illinois 60606
         Tulsa, Oklahoma 74172
         Telephone:  (918) 573-5057           Telephone:  (312) 881-4140
         Fax:  (918) 573-3005                 Fax: (312) 660-6296
                                              Attention: Controller

8.10 WRITTEN AMENDMENT. Any addition, deletion or modification to this Agreement shall not be binding on either party except by written amendment executed by authorized representatives of both parties.

8.11 NO VENTURE. The provision of Services shall not create a partnership or joint venture between the parties. The parties hereto are independent contractors.

8.12 ASSIGNMENT. Customer shall not assign or otherwise transfer its rights or obligations under this Agreement without the prior written consent of Williams, which shall not be unreasonably withheld. However, Customer may assign or otherwise transfer this Agreement, upon notice to Williams, to an entity that acquires a controlling interest in Customer through assignment, merger, sale or other transfer (provided that, prior to assignment or transfer, (i) Customer is not in breach of this Agreement and no amounts due under this Agreement are past due, (ii) such entity is reasonably determined by Williams to be at least as creditworthy as Customer and
     (iii) that such entity is subject to Section 5.5, Validation of Credit). Any assignment or transfer of Customer's rights or obligations inconsistent with this paragraph shall entitle Williams to terminate the Services or Third Party Local Access Services provided hereunder at its option upon ten
     (10) days prior written notice to Customer in accordance of 6.3 (a).

8.13 CHOICE OF LAW. This Agreement shall be governed by the laws of the State of New York, U.S. without regard to choice of law principles.

8.14 INTERPRETATION. No rule of construction requiring interpretation against the draftsman hereof shall apply in the interpretation of this Agreement.

                        Williams Communications                    Page 13 of 15
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                            MASTER SERVICES AGREEMENT

8.15 PRIORITY OF AGREEMENT AND SCHEDULES. In the event of any inconsistency between or among a Service Order, a Service Schedule, this Agreement and any applicable tariff, the following order of precedence shall prevail (from highest priority to lowest): the applicable tariff, if any, this Agreement, a Service Schedule, a Service Order, and Exhibits.

8.16 NO THIRD PARTY BENEFICIARY. The provisions of this Agreement are for the benefit only of the parties hereto, and no third party may seek to enforce or benefit from these provisions.

8.17 COSTS AND ATTORNEYS' FEES. If a proceeding is brought for the enforcement of this Agreement or because of any alleged or actual dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other reasonable costs and expenses incurred in such action or proceeding in addition to any other relief to which such party may be entitled.

8.18 SEVERABILITY. If any term or provision of this Agreement shall, to any extent, be determined to be invalid or unenforceable by a court or body of competent jurisdiction, then (a) both parties shall be relieved of all obligations arising under such provision and this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it valid and enforceable while preserving its intent, and (b) the remainder of this Agreement shall be valid and enforceable.

8.19 NO WAIVER. The failure of either party to enforce any provision hereof shall not constitute the permanent waiver of such provision.

8.20 PUBLICITY AND REFERENCES. Subject to Section 8.6 Proprietary Information, the parties contemplate and agree that publication of information relating to this Agreement may occur through press releases, articles, interviews, marketing materials, online materials, and/or speeches ("Publicity"). Both parties must approve the content of any such Publicity prior to its publication, which approval shall not be unreasonably withheld. No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party

8.21 HEADINGS. Descriptive headings contained in this Agreement are for convenience and not intended as substantive portions of the Agreement. Such headings shall have no affect upon the construction of the Agreement.

8.22 INDUSTRY TERMS. The parties intend that words having well-known technical or trade meanings shall be accorded such meaning, unless expressly defined otherwise.

8.23 DEFINITIONS. For purposes of this Agreement, capitalized words and phrases shall have the respective meanings assigned to them in this Agreement.

8.24 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile signatures shall be deemed original signatures.

8.25 GENERAL APPLICABILITY OF PROVISIONS. Unless expressly excluded, all terms of this Agreement are applicable to all sections of this Agreement, notwithstanding the specific reference to such a term in any other particular section.

8.26 INTELLECTUAL PROPERTY RIGHTS. Unless otherwise specifically agreed in writing by the parties, each party shall retain all right, title and interest in and to any intellectual property associated with the provision of Services. If it should be necessary for a party to practice any patent, copyright, trade secret or other non-trademark intellectual property of the other party to avail itself of the Services, the parties shall negotiate in good faith a license with respect to such intellectual property. Each party acknowledges that the other party's name is proprietary to the other party. This Agreement does not transfer, and confers no right to use, the name, trademarks (including service marks), patents, copyrights, trade secrets, other intellectual property of either party, except as expressly provided herein. Neither party shall take any action inconsistent with the intellectual property rights of the other party.

8.27 SURVIVAL OF TERMS. No termination of this Agreement shall affect the rights or obligations of either party: (a) with respect to any payment for services rendered before termination or credits or refunds owed; or (b) pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement, including without limitation, indemnification and limitation of liability.

8.28 MERGER/INTEGRATION. This Agreement consists of all the terms and conditions contained herein and in documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understanding between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to Services provided hereunder. This Agreement is not intended to supercede those Agreements entered into by the parties

                        Williams Communications                    Page 14 of 15
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                            MASTER SERVICES AGREEMENT

     contemporaneously herewith, including the Letter Agreement, the Collocation Agreement, and the Consulting Services Agreement.

[Remainder of page left intentionally blank]

                        Williams Communications                    Page 15 of 15
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                            MASTER SERVICES AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Master Services Agreement effective as of the day and year first above written. The offer expressed in this Agreement is extended to Customer for thirty (30) calendar days from date of Williams' signature, but such offer shall expire immediately following such thirty (30) calendar day period.

  UNIVERSAL ACCESS, INC.:            WILLIAMS COMMUNICATIONS, LLC:

 /s/ Robert E. Rainone                /s/ Howard Janzen
 --------------------------------     -----------------------------------------
 Signature of Authorized              Signature of Authorized
 Representative                       Representative
 Robert E. Rainone                    Howard Janzen
 --------------------------------     -----------------------------------------
 Printed Name                         Printed Name
 President, Global Operations         President and Chief Executive Officer
 --------------------------------     -----------------------------------------
 Title                                Title
 10/03/01                             10/03/01
 --------------------------------     -----------------------------------------
 Date of Signature                    Date of Signature

                        Williams Communications                    Page 15 of 15
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                    EXHIBIT A
                                EXISTING CIRCUITS

       ---------------------------------------------------------------------------------------------------------------------------
          Circuit ID    Circuit Status     Term in        Product          Date      Service Type     Location       Location
                                            Months         Type          Completed                     A City         Z City
       ---------------------------------------------------------------------------------------------------------------------------
       TWC00004271          Active            60            DS3           29-Mar-99  Private Line   New York City      Miami
       ---------------------------------------------------------------------------------------------------------------------------
       TWC00005351          Active            60            DS3           16-Apr-99  Private Line    Washington       Atlanta
       ---------------------------------------------------------------------------------------------------------------------------
       TWC00005352          Active            60            DS3           16-Apr-99  Private Line      Hudson         Atlanta
       ---------------------------------------------------------------------------------------------------------------------------
       TWC0000613           Active            60            DS3           07-Jan-99  Private Line      Chicago        Denver
       ---------------------------------------------------------------------------------------------------------------------------
       TWC0000653           Active            60            DS3           13-Nov-98  Private Line     Columbus      Washington
       ---------------------------------------------------------------------------------------------------------------------------
       TWC0000665           Active            60            DS3           19-Nov-98  Private Line      Chicago        Detroit
       ---------------------------------------------------------------------------------------------------------------------------
       TWC0000666           Active            60            DS3           05-Nov-98  Private Line     Cleveland       Detroit
       ---------------------------------------------------------------------------------------------------------------------------
       TWC0000680           Active            60            DS3           28-Sep-98  Private Line   San Francisco    San Jose
       ---------------------------------------------------------------------------------------------------------------------------
       TWC0000681           Active            60            DS3           03-Dec-98      ATM           Chicago       Broadview
       ---------------------------------------------------------------------------------------------------------------------------
       TWC00006933          Active            60            OC3           11-Jun-99  Private Line     San Jose        Seattle
       ---------------------------------------------------------------------------------------------------------------------------
       TWC002171            Active            60            DS3           02-Nov-98  Private Line       Miami      Jacksonville
       ---------------------------------------------------------------------------------------------------------------------------
       TWC003115            Active            60            DS3           25-May-99  Private Line      Boston        Manhattan
       ---------------------------------------------------------------------------------------------------------------------------
       TWC110593            Active            12            DS3           10-Sep-99  Private Line      Hudson      New York City
       ---------------------------------------------------------------------------------------------------------------------------
       TWC136842            Active            60            DS3           30-Dec-99  Private Line    Los Angeles     San Diego
       ---------------------------------------------------------------------------------------------------------------------------
       TWC147240            Active            36            DS3           11-Feb-00  Private Line    Los Angeles     San Diego
       ---------------------------------------------------------------------------------------------------------------------------
       TWC155665            Active            60            DS3           28-Jan-00  Private Line       Akron         Detroit
       ---------------------------------------------------------------------------------------------------------------------------
       TWC161758            Active            60            DS3           19-Jan-00  Private Line       Akron       Cincinnati
       ---------------------------------------------------------------------------------------------------------------------------
       TWC164440            Active            60            DS3           25-Feb-00  Private Line      Chicago     Indianapolis
       ---------------------------------------------------------------------------------------------------------------------------
       TWC248104            Active            12            DS1           15-Aug-00  Private Line     Cleveland     Cincinnati
       ---------------------------------------------------------------------------------------------------------------------------
       TWC248230            Active            12            DS1           15-Aug-00  Private Line     Cleveland     Cincinnati
       ---------------------------------------------------------------------------------------------------------------------------
       TWC262353            Active            60            DS3           23-Jun-00  Private Line     Charlotte       Mclean
       ---------------------------------------------------------------------------------------------------------------------------
       TWC262924            Active            60            DS1           24-May-00  Private Line   New York City  Philadelphia
       ---------------------------------------------------------------------------------------------------------------------------
       TWC262953            Active            60            DS1           24-May-00  Private Line      Raleigh        Reston
       ---------------------------------------------------------------------------------------------------------------------------
       TWC272307            Active            60            DS1           31-Aug-00  Private Line     Manhattan      Stamford
       ---------------------------------------------------------------------------------------------------------------------------
       TWC272308            Active            60            DS1           15-Sep-00  Private Line     Manhattan      Stamford
       ---------------------------------------------------------------------------------------------------------------------------
       TWC285568            Active            24            DS1           03-Jul-00  Private Line    Minneapolis    Minneapolis
       ---------------------------------------------------------------------------------------------------------------------------
       TWC290208            Active            60            DS1           04-Aug-00  Private Line    Los Angeles  Salt Lake City
       ---------------------------------------------------------------------------------------------------------------------------
       TWC369045            Active            12            DS3           17-Jan-01  Private Line    Washington      Baltimore
       ---------------------------------------------------------------------------------------------------------------------------
       TWC369159            Active            12            DS3           17-Jan-01  Private Line    Washington      Baltimore
       ---------------------------------------------------------------------------------------------------------------------------
       TWC374878            Active            24           OC12           14-Mar-01  Private Line    Sacramento     Los Angeles
       ---------------------------------------------------------------------------------------------------------------------------
       TWC376178            Active            12            DS3           01-Dec-00  Private Line      Phoenix        Dallas
       ---------------------------------------------------------------------------------------------------------------------------
       TWC377962            Active            12            DS3           09-Jan-01  Private Line    Kansas City      Topeka
       ---------------------------------------------------------------------------------------------------------------------------
       TWC378709            Active            12            DS1           04-Dec-00  Private Line    Los Angeles    Santa Clara
       ---------------------------------------------------------------------------------------------------------------------------
       TWC388705            Active            12            DS1           06-Dec-00  Private Line      Denver       Los Angeles
       ---------------------------------------------------------------------------------------------------------------------------
       TWC392921            Active            12            DS3           31-Jan-01  Private Line      Denver         Dallas
       ---------------------------------------------------------------------------------------------------------------------------
       TWC394029            Active            36            DS1           24-Jan-01  Private Line      Hudson       Washington
       ---------------------------------------------------------------------------------------------------------------------------
       TWC394040            Active            12            DS1           29-Jan-01  Private Line    Santa Clara   New York City
       ---------------------------------------------------------------------------------------------------------------------------
       TWC417182            Active            60            DS1           25-Jan-01  Private Line      Herndon      Minneapolis
       ---------------------------------------------------------------------------------------------------------------------------
       TWC431996            Active            12            DS1           21-Mar-01  Private Line      Herndon        Atlanta
       ---------------------------------------------------------------------------------------------------------------------------
       TWC431998            Active            12            DS1           04-Apr-01  Private Line      Newark      Philadelphia
       ---------------------------------------------------------------------------------------------------------------------------

                        Williams Communications                      Page 1 of 3
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                    EXHIBIT A
                                EXISTING CIRCUITS

       ---------------------------------------------------------------------------------------------------------------------------
          Circuit ID    Circuit Status     Term in        Product          Date      Service Type     Location       Location
                                            Months          Type         Completed                      A City         Z City
       ---------------------------------------------------------------------------------------------------------------------------
       TWC436486            Active            12            DS1           14-Mar-01  Private Line    Los Angeles      Houston
       ---------------------------------------------------------------------------------------------------------------------------
       TWC438927            Active            12            DS1           14-Mar-01  Private Line    Los Angeles      Houston
       ---------------------------------------------------------------------------------------------------------------------------
       TWC446073            Active            12            DS1           17-Apr-01  Private Line    Los Angeles   San Francisco
       ---------------------------------------------------------------------------------------------------------------------------
       TWC446829            Active            12            DS1           05-Apr-01  Private Line   New York City     Newark
       ---------------------------------------------------------------------------------------------------------------------------
       TWC446876            Active            12            DS3           27-Apr-01  Private Line   New York City     Chicago
       ---------------------------------------------------------------------------------------------------------------------------
       TWC447643            Active            12           STM1           02-Apr-01  Private Line     Los Osos      Santa Clara
       ---------------------------------------------------------------------------------------------------------------------------
       TWC447646            Active            12           STM1           02-Apr-01  Private Line     Los Osos      Santa Clara
       ---------------------------------------------------------------------------------------------------------------------------
       TWC447649            Active            12           STM1           30-Mar-01  Private Line     Los Osos      Santa Clara
       ---------------------------------------------------------------------------------------------------------------------------
       TWC447650            Active            12           STM1           30-Mar-01  Private Line     Los Osos      Santa Clara
       ---------------------------------------------------------------------------------------------------------------------------
       TWC448875            Active            12            DS1           31-May-01  Private Line      Herndon        Raleigh
       ---------------------------------------------------------------------------------------------------------------------------
       TWC448965            Active            12            DS1           03-May-01  Private Line      Dallas      W. Palm Beach
       ---------------------------------------------------------------------------------------------------------------------------
       TWC450682            Active            12            DS1           18-May-01  Private Line    Los Angeles      Denver
       ---------------------------------------------------------------------------------------------------------------------------
       TWC450745            Active            12            DS1           18-May-01  Private Line    Los Angeles      Denver
       ---------------------------------------------------------------------------------------------------------------------------
       TWC453307            Active            12            DS3           11-Apr-01  Private Line    Los Angeles    Santa Clara
       ---------------------------------------------------------------------------------------------------------------------------
       TWC460834            Active            12            DS1           23-May-01  Private Line   New York City     Herndon
       ---------------------------------------------------------------------------------------------------------------------------
       TWC460836            Active            12            DS1           23-May-01  Private Line   New York City     Herndon
       ---------------------------------------------------------------------------------------------------------------------------
       TWC473511            Active            12            DS1           29-May-01  Private Line      Dallas       Los Angeles
       ---------------------------------------------------------------------------------------------------------------------------
       TWC481652            Active            12            DS1           05-Jun-01  Private Line    Los Angeles   New York City
       ---------------------------------------------------------------------------------------------------------------------------
       TWC494926            Active            12            DS1           29-Jun-01  Private Line    Los Angeles     Portland
       ---------------------------------------------------------------------------------------------------------------------------
       TWC495030            Active            12            DS1           29-Jun-01  Private Line    Los Angeles     Portland
       ---------------------------------------------------------------------------------------------------------------------------
       TWC515174            Active            12            DS1           09-Jul-01  Private Line      Newark         Dallas
       ---------------------------------------------------------------------------------------------------------------------------
       TWC515175            Active            12            DS1           09-Jul-01  Private Line      Newark         Dallas
       ---------------------------------------------------------------------------------------------------------------------------
       TWC515178            Active            12            DS1           10-Jul-01  Private Line      Newark         Dallas
       ---------------------------------------------------------------------------------------------------------------------------
       TWC531956            Active            12            DS1           31-Jul-01  Private Line   New York City     Atlanta
       ---------------------------------------------------------------------------------------------------------------------------
       TWC531981            Active            12            DS1           31-Jul-01  Private Line   New York City     Atlanta
       ---------------------------------------------------------------------------------------------------------------------------
       TWC532202            Active            12            DS1           27-Jul-01  Private Line   New York City     Boston
       ---------------------------------------------------------------------------------------------------------------------------
       TWC532231            Active            12            DS1           18-Jul-01  Private Line   New York City     Herndon
       ---------------------------------------------------------------------------------------------------------------------------
       TWC532288            Active            12            DS1           18-Jul-01  Private Line   New York City     Herndon
       ---------------------------------------------------------------------------------------------------------------------------
       TWC532362            Active            12            DS1           18-Jul-01  Private Line   New York City     Herndon
       ---------------------------------------------------------------------------------------------------------------------------
       TWC532696            Active            12            DS1           27-Jul-01  Private Line   New York City     Boston
       ---------------------------------------------------------------------------------------------------------------------------
       TWC642584           Pending            12            DS3           28-Sep-01  Private Line      Buffalo      Minneapolis
       ---------------------------------------------------------------------------------------------------------------------------
       TWC609843           Pending            12            DS1           15-Oct-01  Private Line   San Francisco     Dallas
       ---------------------------------------------------------------------------------------------------------------------------
       TWC612459           Pending            12            DS1           19-Oct-01  Private Line       Miami         Herndon
       ---------------------------------------------------------------------------------------------------------------------------
       TWC612417           Pending            12            DS1           10-Oct-01  Private Line    Minneapolis      Chicago
       ---------------------------------------------------------------------------------------------------------------------------
       TWC612453           Pending            12            DS1           24-Oct-01  Private Line    Los Angeles      Dallas
       ---------------------------------------------------------------------------------------------------------------------------
       TWC612461           Pending            12            DS1           24-Oct-01  Private Line   San Francisco     Dallas
       ---------------------------------------------------------------------------------------------------------------------------
       TWC615271           Pending            12            DS1           24-Oct-01  Private Line   San Francisco     Dallas
       ---------------------------------------------------------------------------------------------------------------------------
       TWC615270           Pending            12            DS1           24-Oct-01  Private Line      Dallas         Anaheim
       ---------------------------------------------------------------------------------------------------------------------------
       TWC620395           Pending            12            DS1           30-Oct-01  Private Line      Newark      Ft. Lauderdale
       ---------------------------------------------------------------------------------------------------------------------------
       TWC592127           Pending            12            DS1            2-Nov-01  Private Line   New York City      Miami
       ---------------------------------------------------------------------------------------------------------------------------
       TWC645368           Pending            12            DS3            2-Nov-01  Private Line   New York City     Newark
       ---------------------------------------------------------------------------------------------------------------------------

                        Williams Communications                      Page 2 of 3
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                    EXHIBIT A
                                EXISTING CIRCUITS

       ---------------------------------------------------------------------------------------------------------------------------
          Circuit ID    Circuit Status     Term in        Product          Date      Service Type     Location       Location
                                            Months         Type          Completed                     A City         Z City
       ---------------------------------------------------------------------------------------------------------------------------
       TWC645369           Pending            12            DS3            2-Nov-01  Private Line   New York City     Newark
       ---------------------------------------------------------------------------------------------------------------------------
       TWC645370           Pending            12            DS3            2-Nov-01  Private Line   New York City     Newark
       ---------------------------------------------------------------------------------------------------------------------------
       TWC634109           Pending            12           OC12           28-Sep-01  Private Line      Seattle       Palo Alto
       ---------------------------------------------------------------------------------------------------------------------------
       TWC637937           Pending            12            DS1           15-Nov-01  Private Line      Herndon        Chicago
       ---------------------------------------------------------------------------------------------------------------------------

                        Williams Communications                      Page 3 of 3
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                    EXHIBIT B
               SERVICE DELIVERY PROCESS AND ACCEPTABLE USE POLICY

CUSTOMER SERVICE
SERVICE DELIVERY PROCESSES

SERVICE ORDERS AND PROVISIONING OF CIRCUITS

Data Circuits and Voice Grade Dedicated Access Line Circuits: Service Orders. A Customer's request for service shall be made on Williams' Service Order forms in effect from time to time or on Customer's forms which have previously been accepted in writing by Williams ("Service Order(s)"). Each Service Order shall reference the written agreement ("Agreement") between Williams and the Customer regarding the provision of telecommunication service ("Service") and the Customer's Agreement number. Williams will accept any Service Order under the Customer's Agreement that comports with the terms and conditions set forth in such Customer's Agreement and as otherwise set forth herein, subject to availability and credit approval at the time Customer places such Service Order.

REQUESTED START DATE. When a Service Order is placed, Customer will designate:
(i) a requested start date ("Requested Start Date") for the Service; (ii) the desired term of the Service; (iii) the specific city pairs; (iv) the applicable bandwidth; (v) whether Customer or Williams will be obtaining Third Party Local Access Services; and (vi) any other information necessary for Williams to provide the Service. Williams will make reasonable efforts to meet Customer's Requested Start Date. In the event that Williams is unable to meet Customer's Requested Start Date, Williams will notify Customer of the date when Williams believes the Service will be available and Customer's Requested Start Date will be changed to reflect the number of days of delay or advance, as appropriate.

IMPLEMENTATION INTERVALS. Williams' standard service implementation intervals for each of the Services provided by Williams on its own network are set forth individually for each Service in the respective Service Schedules attached to the Customer's Agreement. A Service Order is deemed accepted by Williams when Williams' Service Delivery department transmits an electronic Order Confirmation Document ("OCD") to Customer which contains a Williams' circuit identification number. Service implementation intervals for Services provided either partially or wholly off of Williams' owned and operated network, shall be determined on an individual case basis and shall be subject to service-specific terms and conditions of the of the provider of the third party services, such as the service level parameters and related warranties, if any, pricing, surcharges, outage credits, required commitments and termination liability. Williams shall make reasonable efforts to provide Services within its standard service implementation interval or on Customer's Requested Start Date. Failure of Williams to deliver within such interval or by such Requested Start Date shall not constitute a default under Customer's Agreement and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals or Requested Start Date.

TURN UP ACKNOWLEDGEMENT. Williams will issue to Customer an electronic notice that Service is available ("Turn Up Acknowledgement" or "TUA"). The TUA will indicate that the relevant Service has been tested by Williams and that the Williams' provided portion of the service meets or exceeds the Technical Specifications set forth in the relevant Service Schedule and whether any related third party Service is currently available. The TUA will also set forth the date Customer's Service will be ready for use by Customer and upon which Williams shall commence charging for the Service ("Circuit Effective Billing Date"). Customer shall be deemed to have accepted Service and Williams shall begin billing for the Service as of the Circuit Effective Billing Date, provided that, if Customer notifies Williams' Service Delivery Department in writing within three (3) business days of the Circuit Effective Billing Date that Williams' Service is in material non-compliance with the applicable Technical Specifications and if, upon investigation, such material non-compliance is due solely to Williams' fault, then Williams shall correct the non-compliance and make the appropriate adjustment to Customer's billings under the Customer's Agreement. The occurrence of any such non-compliance shall not constitute a default under the Customer's Agreement and Williams shall not be liable to pay to Customer any penalties or damages resulting from any such non-compliance. Charges for Service begin accruing upon Circuit Effective Billing Date, regardless of whether Customer is actually using the Service, or is ready to test and accept the Service.

                        Williams Communications                      Page 1 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                    EXHIBIT B
               SERVICE DELIVERY PROCESS AND ACCEPTABLE USE POLICY

CUSTOMER SERVICE
SERVICE DELIVERY CHARGES

NON-RECURRING AND ENHANCED SERVICE CHARGES.

The following is a list of the most common circumstances under which Williams assesses a separate, non-recurring charge in connection with the service being provided.

NEW ORDER INSTALLATION. Installation Charges apply when Williams provides new or additional Interexchange Service ("IXC") or when Williams obtains new or additional Third Party Local Access (including feature group service) on the Customer's behalf. Williams will charge the Customer for IXC installation and for issuing an Access Service Request ("ASR") to the Third Party Local Access provider, i.e., Local Exchange Carrier ("LEC") or by-pass carrier, i.e., Competitive Access Provider ("CAP"). All Third Party Local Access provider charges are billed to the Customer. This charge applies to both data and voice services.

CHANGE OF SERVICE ORDER CHARGE. If Customer requests a modification to the information contained in a Service Order (other than a Change of Service Date) prior to completion of installation of the Service, Customer may incur a Change of Service Order Charge. No charge will be incurred if the change is administrative in nature (i.e. billing address, contact information, etc.). If the change is requested prior to facilities being slotted, a Change of Service Order, Pre-Engineering charge will apply. If the change is requested after facilities have been slotted, a Change of Service Order, Post-Engineering charge shall apply. A charge will be incurred if the administrative change relates to Third Party Local Access for which Williams is acting as agent. This charge applies to both data and voice services.

ORDER CANCELLATION CHARGE. If Customer desires to cancel a Service Order prior to installation or acceptance of the Service, Customer will incur a Cancellation Charge. If Customer cancels the Service Order prior to facilities being slotted, Customer will be assessed a Pre-Engineering Cancellation Charge. If Customer cancels the Service Order after facilities have been slotted, Customer will be assessed a Post-Engineering Cancellation Charge. In addition to the Cancellation Charge, Customer will be required to reimburse Williams for any cancellation charges relating to Third Party Local Access or other third party service for which Williams is acting as agent on behalf of Customer. This charge applies to both data and voice services.

ASR SPECIAL ACCESS. Third Party Local Access providers supply standard service at tariffed rates. Any local access request that the Third Party Local Access provider defines as "special" will be subject to the ASR Special Access charges. This charge is an administrative charge for handling the special access request. In addition to Williams' administrative charge, Customer shall be responsible for all charges imposed by Third Party Local Access providers in fulfilling the request. This charge applies to both data and voice services.

ORDER EXPEDITE CHARGE. An Order Expedite Charge will apply when Customer requests that a Service be turned-up on a date, which is earlier than Williams' standard implementation interval. If Customer requests that a Service Order be expedited and the expedited order fails to be installed in the standard interval, the expedite charge will still apply. This charge applies to both data and voice services.

CROSS CONNECT INSTALL CHARGE. Cross Connect charges shall apply to connections between Customer Equipment, Williams facilities or network, and the equipment or cable of third parties.

THIRD PARTY ORDER EXPEDITE CHARGES. These charges are assessed by a Third Party Service Provider (e.g., Third Party Local Access Providers) if Customer requests expedited services and/or changes to Service Order and Williams agrees to such request. This charge applies to both data and voice services.

MISCELLANEOUS. Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer. Williams cannot commit that all charges related to an order will always be on the original Service Order. This charge applies to both data and voice services.

                        Williams Communications                      Page 2 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                    EXHIBIT B
               SERVICE DELIVERY PROCESS AND ACCEPTABLE USE POLICY

CUSTOMER SERVICE
ACCEPTABLE USE POLICY

Acceptable Use Policy Williams Communications, LLC ("Williams") has established this Acceptable Use Policy to advise the users of its network and services of the acceptable and prohibited uses of its network and services. Williams' network and services must be used only for lawful purposes and for purposes consistent with this Acceptable Use Policy.

1. Users are prohibited from violating any system or network security measures including but not limited to engaging in: unauthorized access or use of Williams' or a third party's network, data, or information;

         o unauthorized monitoring of Williams' or third party's data, systems or network traffic;

         o interference with a third party's use of Williams' network or service.

2. Users are prohibited from engaging in activities that cause interference with a third party's ability to connect to the Internet or provide services to Internet users.

3. Users are prohibiting from sending unsolicited email messages. Users shall not: post ten (10) or more messages similar in content to Usenet or other newsgroups, forums, email mailing lists or other similar groups or lists; post any Usenet or other newsgroup, forum, email mailing list or other similar group or list articles which are off-topic according to the charter or other owner-published FAQ or description of the group or list; Send unsolicited email of commercial content to Internet users, or any unsolicited email that could reasonably be expected to provoke complaints.

4. Users are prohibited from creating, storing or disseminating any material containing unlawful content including materials protected by trademark, trade secret, copyright or other intellectual property rights without proper authorization, material that is libelous, slanderous, an invasion of privacy or otherwise illegal.

5. Users are prohibited from falsifying user information provided to Williams or to other users in connection with use of a Williams's service.

6. Users are prohibited from engaging in any of the foregoing activities by using the service of another provider, but channeling such activities through a Williams account, remailer, or otherwise through a Williams service or using a Williams account as a maildrop for responses or otherwise using the services of another provider for the purpose of facilitating the forgoing activities if such use of another party's service could reasonably be expected to adversely affect a Williams service.

Williams considers the above practices to constitute abuse of its service. Engaging in one or more of these practices may result in termination of a user's access to Williams' services. Nothing contained in this policy shall be construed to limit Williams' actions or remedies in any way with respect to any of the foregoing activities, and Williams reserves the right to take any and all additional actions it may deem appropriate with respect to such activities, including without limitation taking action to recover the costs and expenses of identifying offenders and removing them from the Williams service, and levying cancellation charges to cover Williams' costs. Williams will investigate violations of policy and will cooperate with law enforcement officials for suspected criminal violations. In addition, Williams's reserves at all times all rights and remedies available to it with respect to such activities at law or in equity.

                        Williams Communications                      Page 3 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 1
                              PRIVATE LINE SERVICE

         This Service Schedule is subject to that Master Services Agreement No. ________________ ("Agreement") by and between Williams Communications, LLC ("Williams"), and Customer.

                        SECTION 1. PRIVATE LINE SERVICES

1.1 SERVICE DESCRIPTION. Williams' Private Line Service ("Private Line Service") provides domestic DS-1, DS-3 and Optical SONET (OC-N) circuits which are specifically dedicated to Customer's use between two (2) points specified by the parties in a Service Order and meeting the technical requirements as defined below in Section 5, Technical Specifications for Private Line Service. In addition, Private Line Service includes only those circuits where the entire circuit shall be located solely upon the Williams' owned and operated network and both end points of such circuit shall originate or terminate at a Williams point of presence.

                     SECTION 2. RECURRING RATES AND CHARGES

2.1  MONTHLY RECURRING RATES.

         Interexchange Rates. Interexchange rates for Private Line Services wholly on Williams' owned and operated network are as set forth in Table A.1. Pricing in Table A.1 will apply for any Service, unless the parties agree to different rates, which will be determined on an individual case basis ("ICB"). In any event the applicable rates will be set forth on Customer's Service Order.

                ----------------------------------------------------
                TABLE A.1.      MONTHLY RECURRING RATES
                ----------------------------------------------------
                 TERM     DS1     DS3    OC3      OC12     OC-48
                ----------------------------------------------------
                1 year  $[***]  $[***]  $[***]   $[***]   $[***]
                ----------------------------------------------------
                            RATES ARE PER VGE V&H MILE
                ----------------------------------------------------

2.2 MINIMUM MONTHLY RECURRING CHARGE. Notwithstanding the foregoing, the minimum monthly recurring charge for any Interexchange circuit ordered by Customer will be priced in accordance with Table A.2 below.

 ----------------------------------------------------------------------------------------
 TABLE A.2                                DS-1      DS-3     OC-3     OC-12      OC-48
 ----------------------------------------------------------------------------------------
 Minimum Monthly Recurring Charge        $[***]    $[***]    $[***]   $[***]    $[***]
 ----------------------------------------------------------------------------------------

2.3 THIRD PARTY LOCAL ACCESS RATES. If a Customer requests a Letter of Agency ("LOA") for a DS1 Private Line circuit, Williams will issue LOA/CFA (Carrier Facilities Assignment) from the ILEC Central Office, which serves Williams' facilities. The Customer will then be responsible for a monthly recurring Local Service Arrangement ("LSA") charge for the channel termination and any applicable mileage between the ILEC Central Office and Williams' facilities. The LSA only applies to DS1 Private Line circuits and is set forth in Table A.3. For DS-3 through OC-48 Private Line circuits, or for any Private Line circuits not entirely located on Williams' owned and operated network, an entrance facility charge plus any applicable mileage charges will be assessed at standard tariff rates if Williams issues CFA.

               ----------------------------------------------------
               TABLE A.3                                   DS-1
               ----------------------------------------------------
               Monthly Recurring LSA Charge               $[***]
               ----------------------------------------------------
               Non-Recurring LSA Installation Charge      $[***]
               ----------------------------------------------------

2.4 3:1 MUX. 3:1 Muxing allows Customer to aggregate multiple DS-1's in a single Williams's POP for transport and termination on a single DS-3 to another Williams POP. For example, Customer orders five (5) DS1's from POP A to POP B. Williams will mux the DS1's in POP A for transport on a single DS3 at the price listed in Table A.4 and terminate a DS3 to Customer at POP
     B. Williams will not demux the DS1's at the POP B location.

               ----------------------------------------------------
               TABLE A.4                                   DS-3
               ----------------------------------------------------
               Monthly Recurring 3:1 Mux Charge           $[***]
               ----------------------------------------------------

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 1 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   Schedule 1
                              Private Line Service

                   SECTION 3. NON-RECURRING RATES AND CHARGES

3.1 NON-RECURRING CHARGES. Non-Recurring Charges may be incurred for Private Line connections. Non-Recurring Charges are set forth in Table A.5 below.

         --------------------------------------------------------------------------------------------------------
         TABLE A.5               NON-RECURRING CHARGES      DS-1        DS-3         OC-3       OC-12    OC-48
         --------------------------------------------------------------------------------------------------------
         New Order Installation                            $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
         Change Of Service Date Charge (1st change free)   $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
         Change Of Service Order Charge
         --------------------------------------------------------------------------------------------------------
              Pre-engineering                              $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
              Post-engineering                             $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
         Order Cancellation
         --------------------------------------------------------------------------------------------------------
              Pre-engineering                              $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
              Post-engineering                             $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
         Reconfiguration Charge                            $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
         Access Service Request (ASR)                      $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
         Access Service Request (ASR) Change               $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
         Order Expedite                                    $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------
         Cross Connect Install Charge                      $[***]      $[***]      $[***]      $[***]    $[***]
         --------------------------------------------------------------------------------------------------------

         In addition to the above charges, Customer is required to reimburse Williams for any Third Party Provider charges relating to Customer's service. Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) calendar day's notice. See Exhibit B for a complete description of the above charges

3.2 INSTALLATION CHARGES. For Williams Services, installation charges shall be [***]***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions..

3.3 MISCELLANEOUS. Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer as referenced in Section 5.3 of the Agreement. Williams cannot commit that all charges related to any requested Service will always be on the original Service Order.

3.4 NON-RECURRING PRICING. Pricing for Non-Recurring Private Line Service shall be as set forth in this Section 3 and are subject to change upon thirty
     (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

                            SECTION 4. OUTAGE CREDITS

4.1 OUTAGE CREDITS. Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which Private Line Service is unavailable or fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon Williams' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Private Line Service shall be an amount equal to 1/720 of the monthly recurring charge for the interexchange portion of the Service for each hour in excess of the first two (2) consecutive hours that the affected Service is unavailable or fails to conform to the Technical Specifications.

4.2 EXCESSIVE OUTAGES. If a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty
     (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three (3) consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outage"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 2 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 1
                              PRIVATE LINE SERVICE

     Third Party Service associated with such disconnection.

     In the event Customer terminates a circuit for an Excessive Outage pursuant to this Section and such termination causes the Customer to fall below their Revenue Commitment, such terminated circuit shall count toward Customer's Annual Commitment as if it had not been terminated.

4.3 REMEDY. The Outage Credit and right to terminate for an Excessive Outage as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

4.4  LIMITATIONS. Customer shall not receive an Outage Credit if the Outage is
     (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.5 CREDIT PAYMENT. Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

                       SECTION 5. TECHNICAL SPECIFICATIONS

5.1 TECHNICAL SPECIFICATIONS. Interconnection Specifications for DS-1 service is provided in accordance with ANSI Standard T1.102 and T1.403 (formerly AT&T Compatibility Bulletin 119). DS-1 Service operates at 1.544 Mbps. DS-3 service is provided in accordance with ANSI Standard T1.102 and T1.404. DS-3 Service operates at 44.736 Mbps. Optical SONET Services are provided in accordance with ANSI Standard T1.105. OC-3 Service operates at 155.520 Mbps and is configured with 3 separate STS-1 signaling paths. OC-3C Service operates at 155.520 Mbps and is configured with 1 STS-3C signaling path (or 3 concatenated STS-1 signaling paths). OC-12 Service operates at 622.080 Mbps with 12 separate STS-1 signaling paths. OC-12C Service operates at
     622.080 Mbps with 1 STS-12C signaling path (or 4 separate STS-3C signaling paths). OC-48 Service operates at 2488.320 Mbps and is configured with 48 separate STS-1 signaling paths. The standards by which Williams' Private Line Services is measured apply on a one-way basis between Williams' POPs only.

5.2 NETWORK AVAILABILITY. Network Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. DS1, DS-3 and Optical SONET Service is considered inoperative when there has been a loss of signal or when two consecutive 15 second loop-back tests confirm the observation of a bit error rate equal to or worse than 1 x 10-6. For DS-N level Services on Williams' network, availability shall be 99.95% from POP to POP measured over a one-year period. For OC-N level Services on Williams' network, availability shall be 99.95% from POP to POP measured over a one-year period. Network availability for Services of a Third Party Provider is established by the Third Party Provider. The local access availability standards for DS-1 and DS-3 and Optical SONET Services are established by the Third Party Local Access Service provider.

5.3 MEAN TIME TO RESTORE. Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to Private Line Service, Williams has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 5.3 only apply for equipment or fiber on Williams' owned and operated network and from Williams' POP to Williams' POP.

5.4 ERROR FREE SECONDS. Performance is noted in Error Free Seconds (Error Free Seconds ("EFS"), while Available) which is a measure of the percentage of total seconds that do not contain bit errors over a consecutive twenty-four
     (24) hour period. Performance shall be measured on a one-way basis using a Pseudo Random Bit Sequence test pattern as defined in CCITT Recommendation
     0.151. For Services on Williams' network, EFS shall be 99.5% from POP to POP measured over a one-year period. For Services not on Williams' network, the EFS standards for local access DS1, DS-3 and Optical SONET Service is

                        Williams Communications                      Page 3 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 1
                              PRIVATE LINE SERVICE

     established by the Third Party Local Access Service provider. For Services from a Third Party Provider, the Third Party Provider will establish EFS.

                          SECTION 6. PRODUCT INTERVALS

6.1 IMPLEMENTATION INTERVALS. Williams' standard service implementation interval for DSN and OCN Service is set forth below in Table A.6. Third Party Provider Service implementation intervals shall be determined on an individual case basis. Williams shall make reasonable efforts to provide Williams' Services within its standard service implementation interval. Failure of Williams to deliver by such date shall not constitute a default under the Agreement and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals, except as set forth in Section 3.4 of the Agreement.

                 ----------------------------------------------
                 TABLE A.6 IMPLEMENTATION INTERVALS
                 ---------------------- -----------------------
                                          STANDARD INTERVAL
                     SERVICE TYPE             POP TO POP
                 ---------------------- -----------------------
                      DS1                [***] calendar days
                 ---------------------- -----------------------
                      DS3                [***] calendar days
                 ---------------------- -----------------------
                      OC3                [***] calendar days
                 ---------------------- -----------------------
                      OC12               [***] calendar days
                 ---------------------- -----------------------
                      OC48               [***] calendar days
                 ---------------------- -----------------------


                 SECTION 7. PLANNED NETWORK MAINTENANCE ACTIVITY

7.1 TIMING. Williams shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2 NOTICE. Williams shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to fifty (50) milliseconds, and (ii) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than fifty (50) milliseconds. If Williams' planned activity is canceled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

                               SECTION 8. WARRANTY

Williams warrants that Private Line Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Service and restore such Service to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY AND RIGHT TO TERMINATE FOR EXCESSIVE OUTAGES PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SERVICE SCHEDULE ARE THE SOLE AND EXCLUSIVE REMEDIES PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 4 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 1
                              PRIVATE LINE SERVICE

IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

  UNIVERSAL ACCESS, INC.:                WILLIAMS COMMUNICATIONS, LLC:

  /s/ Robert E. Rainone                  /s/ Howard Janzen
  --------------------------------       ---------------------------------------
  Signature of Authorized                Signature of Authorized
  Representative                         Representative
  Robert E. Rainone                      Howard Janzen
  --------------------------------       ---------------------------------------
  Printed Name                           Printed Name
  President, Global Operations           President and Chief Executive Officer
  --------------------------------       ---------------------------------------
  Title                                  Title
  10/03/01                               10/03/01
  --------------------------------       ---------------------------------------
  Date                                   Date

                        Williams Communications                      Page 5 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 2
                              OPTICAL WAVE SERVICE

         This Service Schedule is subject to that Master Services Agreement No. ________________ ("Agreement") by and between Williams Communications, LLC ("Williams"), and Customer.

                        SECTION 1. OPTICAL WAVE SERVICES

1.1 OPTICAL WAVE SERVICE DESCRIPTION. Williams' Optical Wave Service provides unprotected, concatenated OC-48 wavelengths ("Optical Wave Service"). Williams uses dense wavelength division multiplexing ("DWDM") technology to multiplex OC-48 signals at unique wavelengths, or waves, and then transmits the composite signal over a single fiber. At the receiver, the composite signal is then de-multiplexed and each unique signal is recovered. The Optical Wave Service provided hereunder will originate at the fiber cross connect in the Williams' POP designated by Customer as the origination point and will terminate at the fiber cross connect in the Williams' POP designated by Customer as the termination point with all such Optical Wave Service to be provided on circuits located entirely upon the Williams' owned and operated network and both end points of such circuit shall originate or terminate at a Williams point of presence. Williams' Optical Wave Service does not include a timing source. When a Customer purchases Optical Wave Service from Williams, the Customer will be expected to provide a clocking source for its equipment.

                      SECTION 2. RECURRING RATES & CHARGES

2.1  MONTHLY RECURRING RATES.

     OPTICAL WAVE SERVICE RATES. Rates for Optical Wave Service wholly on Williams' owned and operated network are as set forth in Table B.1 below. Pricing in Table B.1 will apply for any Service, unless the parties agree to different rates, which will be determined on an individual case basis ("ICB"). In any event the applicable rates will be set forth on Customer's Service Order.

                  ------------------------------------------
                  TABLE B.1 MONTHLY RECURRING RATES
                  ------------------------------------------
                           TERM               OC-48
                  ------------------------------------------
                           1 year              [***]
                  ------------------------------------------
                         RATES ARE PER VGE V&H MILE
                  ------------------------------------------

2.2 DIVERSE ROUTING CHARGES. A diverse route is defined as an indirect route between two cities. Customer may order a diverse route between two city pairs For example, a Customer's initial request for Optical Wave Service from City A to City B will be provided and priced using the shortest route and V&H miles. When Customer requests a diverse route from City A to City B through City C, the route will be priced using V&H miles from City A to City C and City C to City B separately. These prices will then be added giving the total monthly recurring charge for the diverse route from City A to City B.

2.3 MINIMUM MONTHLY RECURRING CHARGE.. Notwithstanding the foregoing, the minimum monthly recurring charge for any Interexchange circuit ordered by Customer will be priced in accordance with Table B.2 below.

                  ----------------------------------------------------
                  TABLE B.2                                     OC-48
                  ----------------------------------------------------
                  Minimum Monthly Recurring Charge             $[***]
                  ----------------------------------------------------

                    SECTION 3. NON-RECURRING RATES & CHARGES

3.1 NON-RECURRING CHARGES. Non-Recurring Charges may be incurred for Optical Wave Services and are set forth below in Table B.3.

              ----------------------------------------------------------------------
                   TABLE B.3        NON-RECURRING CHARGES              OC48
              ----------------------------------------------------------------------
              New Order Installation                                  $[***]
              ----------------------------------------------------------------------
              Change Of Service Date Charge (1st change free)         $[***]
              ----------------------------------------------------------------------
              Change of Service Order Charge
              ----------------------------------------------------------------------
                   Pre-engineering                                    $[***]
              ----------------------------------------------------------------------
                   Post-engineering                                   $[***]
              ----------------------------------------------------------------------

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 3 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 2
                              OPTICAL WAVE SERVICE


          ------------------------------------------------------------
          Order Cancellation
          ------------------------------------------------------------
               Pre-engineering                              %[***]
          ------------------------------------------------------------
                   TABLE B.3        NON-RECURRING CHARGES    OC48
          ------------------------------------------------------------
               Post-engineering                             $[***]
          ------------------------------------------------------------
          Reconfiguration                                   $[***]
          ------------------------------------------------------------
          Order Expedite                                    $[***]
          ------------------------------------------------------------

          ALL NON-RECURRING CHARGES FOR WAVES ARE FIGURED
          SEPARATELY FOR EACH DIVERSE ROUTE.
          ------------------------------------------------------------
          In addition to the above charges, Customer is required to reimburse Williams for any Third Party Provider charges relating to Customer's service. Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) calendar day's notice. See Exhibit B for a complete description of the above charges.
          ------------------------------------------------------------

3.2 INSTALLATION CHARGES. For Williams Services, installation charges shall be waived by Williams at the time of order for a OC-48 Wave Service where the mileage is greater than 500 miles. Should the individual OC-48 Wave Service be canceled prior to the twelve (12) month anniversary of its installation, Williams will back bill Customer the full installation amount for that Service.

3.3 HYBRID CIRCUIT CHARGES. For circuits containing both Optical Wave Service and Private Line Service, pricing shall be calculated using the following process:

     a. A circuit shall be divided into segments by Service. Each circuit segment shall be delineated by the longest span of that Service possible.

     b. Circuit pricing will be by segment as identified above. Pricing shall be based on the V&H coordinates of each segment's endpoints. Installation pricing shall be on a per segment basis. Other Non-Recurring Charges shall be on a per circuit basis.

3.4 NON-RECURRING PRICING. Pricing for Non-Recurring Optical Wave Service shall be as set forth in this Section 3 and are subject to change upon thirty
     (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

                            SECTION 4. OUTAGE CREDITS

4.1 OUTAGE CREDITS. Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which Optical Wave Service is unavailable or fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon Williams' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Optical Wave Service shall be an amount equal to 1/1440 of the monthly recurring charge for the interexchange portion of the Service for each hour in excess of the first two (2) consecutive hours that the affected Service is unavailable or fails to conform to the below Technical Specifications.

4.2 REMEDY. The Outage Credit as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement

4.3  LIMITATIONS. Customer shall not receive an Outage Credit if the Outage is:
     (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

----------
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     the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 4 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 2
                              OPTICAL WAVE SERVICE

4.4 CREDIT PAYMENT. Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

                       SECTION 5. TECHNICAL SPECIFICATIONS

5.1 TECHNICAL SPECIFICATIONS. At any time during the term of the Agreement, Williams shall have the capability to monitor and report performance monitoring functions and alarm/status monitoring functions listed as required in the Telcordia GR-253-CORE SONET Transport Systems Common Generic Criteria (Dec. 1997) for Optical Wave Service. The standards by which Williams' Optical Wave Service is measured apply on a one-way basis between Williams' POPs only.

5.2 NETWORK AVAILABILITY. Network Availability is a measurement of the percent of total time that Service is operative when measured over a 365 consecutive day (8760 hour) period. For Services on Williams' network, Network Availability shall be 99.339% measured over a one thousand (1,000) mile Service for a one-year period. Performance (% Error Free Seconds ("EFS"), while available) is noted in EFS, which is a measure of the percentage of total seconds that do not contain bit errors when measured over a period of thirty (30) consecutive days. For Services on Williams' network, EFS shall be 99.076% from POP to POP measured over a one (1) year period. Network Availability will vary with different circuit lengths.

5.3 MAINTENANCE. The following maintenance procedures and activities are to be provided by Williams for Optical Wave Service. Williams will promptly perform transport capacity maintenance activities for Optical Wave Service including isolating troubles and will provide information concerning those troubles, for each Optical Wave Service, to the Customer's Trouble Reporting Center.

     a. REMOTE ALARM SURVEILLANCE. Throughout the term of the Agreement, Williams will provide remote alarm surveillance and sectionalization equipment and procedures for the purpose of detecting any out-of-service conditions or Service-affecting conditions, and for rapidly removing Service impairments and restoring Service for Optical Wave Service.

     b. NOTIFICATION. In the event of any service-affecting alarm condition on Optical Wave Service, Williams will notify the applicable Customer Trouble Reporting Center. Such notice will include (i) the type and status of alarm-causing condition, (ii) the estimated time to repair,
         (iii) and the probable cause of failure. Williams will report, the status of repair work and a revised estimate of the time to complete the repair.

5.4 MEAN TIME TO RESTORE. Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to Optical Wave Service, Williams has an objective to have the first fiber on a cable cut restored within an average of six (6) hours. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 5.4 only apply for equipment or fiber on Williams' owned and operated network and from Williams' POP to Williams' POP.

                          SECTION 6. PRODUCT INTERVALS

6.1 IMPLEMENTATION INTERVALS. Williams' standard service implementation interval for DSN and OCN service is set forth below in Table B.4. Third Party Service implementation intervals shall be determined on an individual case basis. Williams shall make reasonable efforts to provide Williams' Services within its standard service implementation interval. Failure of Williams to deliver by such date shall not constitute a default under the Agreement, and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals, except as set forth in Section 3.4 of the Agreement.

                ------------------------------------------------------
                TABLE B.4 IMPLEMENTATION INTERVALS
                ------------------------------------------------------
                                                STANDARD INTERVAL
                       SERVICE TYPE                POP TO POP
                ------------------------------------------------------
                     OC48 Waves              [***] Calendar days
                ------------------------------------------------------
                    OC192 Waves                        ICB
                ------------------------------------------------------

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     the omitted portions.

                        Williams Communications                      Page 5 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 2
                              OPTICAL WAVE SERVICE

                 SECTION 7. PLANNED NETWORK MAINTENANCE ACTIVITY

7.1 TIMING. Williams shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2 NOTICE. Williams shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than [***][*** Certain information on this page has been omitted and filed separately with the Commission treatment has been requested with respect to the omitted portions.] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to fifty (50) milliseconds, and (ii) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than fifty (50) milliseconds. If Williams' planned activity is canceled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

                               SECTION 8. WARRANTY

Williams warrants that Optical Wave Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY AND RIGHT TO TERMINATE FOR EXCESSIVE OUTAGES PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SERVICE SCHEDULE ARE THE SOLE AND EXCLUSIVE REMEDIES PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

[Remainder of page left intentionally blank]

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     the omitted portions.

                        Williams Communications                      Page 4 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 2
                              OPTICAL WAVE SERVICE

IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

    UNIVERSAL ACCESS, INC.:             WILLIAMS COMMUNICATIONS, LLC:

    /s/ Robert E. Rainone               /s/ Howard Janzen
    ---------------------------------   ----------------------------------------
    Signature of Authorized             Signature of Authorized
    Representative                      Representative
    Robert E. Rainone                   Howard Janzen
    ---------------------------------   ----------------------------------------
    Printed Name                        Printed Name
    President, Global Operations        President and Chief Executive Officer
    ---------------------------------   ----------------------------------------
    Title                               Title
    10/03/01                            10/03/01
    ---------------------------------   ----------------------------------------
    Date                                Date

                        Williams Communications                      Page 5 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 3
                                   ATM SERVICE

         This Service Schedule is subject to that Master Services Agreement No. ________________ ("Agreement") by and between Williams Communications, LLC ("Williams"), and Customer.

                        SECTION 1. DESCRIPTION OF SERVICE

1.1 SERVICE DESCRIPTION. Williams Network Asynchronous Transfer Mode Service (the "ATM Service") is cell-based switching and multiplexing technology, which can support applications requiring high bandwidth and high performance. ATM Service will allow Customers who have requirements for high speed, inter-premise connectivity to interconnect their multiple locations via a User Network Interface (UNI) element from the Customer premise equipment (CPE) to the Williams' point of presence (POP). ATM Service is a general-purpose, connection-oriented technology that provides integration of disparate networks onto a single communications infrastructure. ATM Service provides the capability to route traffic between various end points via virtual circuits that are predefined on the Williams' ATM network and in the equipment provided by the Customer (CPE). The Customer is responsible for segmenting information into 53 byte cells for transport across the Williams' ATM network. ATM Service provides networking capabilities suited for high-speed, low delay, bandwidth intensive applications such as voice, video and data that require real-time or near real-time connectivity between multiple locations. In addition, ATM Service shall only be provided with respect to those circuits where the entire circuit shall be located entirely upon the Williams' owned and operated network and both end points of such circuit shall originate or terminate at a Williams' point of presence.

                     SECTION 2. RECURRING RATES AND CHARGES

2.1 UNI PORT CONNECTIONS. Rates for User Network Interface (UNI) Port Connections is determined on the port speed connections selected by Customer. UNI Port Connections are currently available at DS3, OC3 and OC12 speeds. Monthly recurring charges for Port Connections are set forth in Table C.1 below.


                  ---------------------------------------------------
                  TABLE C.1         MONTHLY RECURRING PORT CHARGE
                  ---------------------------------------------------
                     DS3                  OC3             OC12
                  ---------------------------------------------------
                  $[***]***              $[***]           $[***]
                  ---------------------------------------------------
                                 VBRNRT, CBR AND UBR
                  ---------------------------------------------------

2.2 VIRTUAL CIRCUITS. There are two types of virtual circuits, which can be selected, the Virtual Channel Connection (VCC) or the Virtual Path Connection (VPC). The type of virtual circuit selected by the Customer does not determine the price. Pricing for virtual circuits is determined based on the Class of Service (CoS). Three Classes of Service are offered by
     Williams: Constant Bit Rate (CBR) and Variable Bit Ratenon real time (VBRnrt) and Unspecified Bit Rate (UBR). CoS charges are stated in Committed Information Rates (CIR) which are stated in Megabit per second
     (Mbps) increments for one-way (Simplex) VCCs or VPCs. CIR increments are available in 1 Mbps increments up to 40 Mbps for DS3 ports, 5 Mbps increments up to 150 Mpbs for OC3 ports and 25 Mbps increments up to 600 Mbps for OC12 ports. Monthly recurring charges for Bandwidth are set forth below in Table C.2.

     ---------------------------------------------------------------------------------------
     TABLE C.2                            MONTHLY RECURRING BANDWIDTH CHARGES
     ---------------------------------------------------------------------------------------
                                    PRICE PER               PRICE                 PRICE
       PORT       CIR                  VCC                   PER                   PER
       SPEED     (MBPS)     COS                      COS     MBPS          COS     MBPS
     ---------------------------------------------------------------------------------------
     DS3        1-9         UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
                10-19       UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
                20-29       UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
                30-40       UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
     OC3        1-20        UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
                21-35       UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
                36-55       UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
                56-75       UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
                76-95       UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
                96-120      UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------
                121-150     UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
     ---------------------------------------------------------------------------------------

----------
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     the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 1 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 3
                                   ATM SERVICE

             ---------------------------------------------------------------------------------------
             TABLE C.2                            MONTHLY RECURRING BANDWIDTH CHARGES
             ---------------------------------------------------------------------------------------
                                            PRICE PER                PRICE                 PRICE
               PORT      CIR                    VCC                   PER                   PER
               SPEED    (MBPS)     COS                      COS       MBPS         COS     MBPS
             ---------------------------------------------------------------------------------------
             OC12       1-75        UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
             ---------------------------------------------------------------------------------------
                        76-175      UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
             ---------------------------------------------------------------------------------------
                        176-275     UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
             ---------------------------------------------------------------------------------------
                        276-350     UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
             ---------------------------------------------------------------------------------------
                        351-475     UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
             ---------------------------------------------------------------------------------------
                        476-600     UBR     $[***]          VBRnrt   $[***]         CBR    $[***]
             ---------------------------------------------------------------------------------------

2.3 ATM FLEX-UNI. ATM Flex-UNI allows Customers, expecting to outgrow their initial physical port size within the first twelve (12) months of their Service, a migration path to larger Permanent Virtual Circuits (PVCs) without requiring an upgrade of their hardware.

     a. OC3 ORDERING INCREMENTS. Customer can order PVCs in one-megabyte increments starting with one (1) megabytes up to nineteen (19) megabytes for an OC3 physical port. Once Customer needs a twenty (20) megabyte PVC, Customer must revert to the standard OC3 port pricing regardless of the time remaining on the twelve (12) month period.

     b. OC12 ORDERING INCREMENTS. Customer can order PVCs in five-megabyte increments starting with five (5) megabytes up to seventy (70) megabytes for an OC12 physical port. Once Customer needs a 75-megabyte PVC, Customer must revert to the standard OC12 port pricing regardless of the time remaining on the twelve (12) month period.

     c. ATM FLEX UNI TERM COMMITMENT. Before ATM Flex-UNI Service will be allowed, Customer must collocate with Williams' POP and commit to a three (3) year term for the Service. Customer will receive the reduced ATM Flex-UNI rate for the first twelve (12) months of the circuit. Customer will be charged Williams' standard ATM rate for the port, (i) if Customer exceeds the ATM Flex-UNI capacity during the first twelve
         (12) months of Service; or (ii) beginning the 13th month of the circuit, whichever is sooner.

     d. MONTHLY RECURRING CHARGES. ATM Flex-UNI pricing is based on flat monthly fee assessed per node, which includes a flat port charge based on the port connection speed, a charge for each PVC's CIR going out from the port, and local access. ATM Flex-UNI is priced simplex, meaning that a PVC's CIR is priced for both the ingress and egress CIR. Monthly recurring charges for ATM Flex-UNI pricing is set forth below in Table C.3.

                      ---------------------------------------------------------
                      TABLE C.3               MONTHLY RECURRING PORT CHARGE
                      ---------------------------------------------------------
                                     OC3                          OC12
                      ---------------------------------------------------------
                                    $[***]                       $[***]
                      ---------------------------------------------------------

                   SECTION 3. NON-RECURRING RATES AND CHARGES

3.1 UNI PORT AND ATM FLEX-UNI CONNECTIONS. Non-recurring charges may be incurred for the Port, VCC or VPC connections. Non-recurring Charges are set forth below in Table C.4.

         ----------------------------------------------------------------------------------------------------
         TABLE C.4                                 UNI PORT NON-RECURRING CHARGES
         ----------------------------------------------------------------------------------------------------
                                                        DS3                 OC3                 OC12
         ----------------------------------------------------------------------------------------------------
         New Order Installation
         ----------------------------------------------------------------------------------------------------
         Port                                          $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------
         Virtual Circuit                               $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------
         Change  Of  Service  Date  Charge  (1st       $[***]              $[***]              $[***]
         change free)
         ----------------------------------------------------------------------------------------------------
         Change Of Service Order Charge
         ----------------------------------------------------------------------------------------------------
              Pre-engineering                          $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------
              Post-engineering                         $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------
              Port Order Change                        $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------

----------
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     the omitted portions.

                        Williams Communications                      Page 2 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 3
                                   ATM SERVICE

         ----------------------------------------------------------------------------------------------------
              PVC Order Change                         $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------
         Order Cancellation
         ----------------------------------------------------------------------------------------------------
              Pre-engineering                          $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------
              Post-engineering                         $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------
         Access  Service  Request  (ASR) Special       $[***]              $[***]              $[***]
         Access
         ----------------------------------------------------------------------------------------------------
         ASR Supplement                                $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------
         Order Expedite                                $[***]              $[***]              $[***]
         ----------------------------------------------------------------------------------------------------
         Cross Connect Install Charge                  $[***]              $[***]              $[***]

         ----------------------------------------------------------------------------------------------------

         In addition to the above charges, Customer is required to reimburse Williams for any Third Party Provider charges relating to Customer's service. Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) calendar day's notice. See Exhibit B for a complete description of the above charges.
         -----------------------------------------------------------------------

3.2 INSTALLATION CHARGES For Williams Services, installation and non-recurring charges shall be [***].

3.3 MISCELLANEOUS. Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer. Williams cannot commit that all charges related to any requested Service will always be on the original Service Order.

3.4 NON-RECURRING PRICING. Pricing for Non-Recurring ATM Service shall be as set forth in this Section 3 and are subject to change upon thirty (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

                            SECTION 4. OUTAGE CREDITS

4.1 OUTAGE CREDITS. Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which ATM Service is unavailable or fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon Williams' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for ATM Service shall be an amount equal to ten percent (10%) of the monthly Port, PVC and/or usage charges (as stated on the applicable Service Order) regardless of the length of such Outage.

4.2 REMEDY. The Outage Credit as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

4.3  LIMITATIONS. Customer shall not receive an Outage Credit if the Outage is:
     (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.4 CREDIT PAYMENT. Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

                       SECTION 5. TECHNICAL SPECIFICATIONS

5.1 TECHNICAL SPECIFICATIONS. The Technical Specifications set forth herein are stated as an objective that the ATM Service will perform in accordance with prevailing telecommunications industry standards. The standards by which Williams' ATM Service is measured apply on a one-way basis between Williams' POPs only and involves two variables: Network Availability and Mean-time-to-restore. Mean-time-to-restore is discussed in Section 5.3 of this Schedule.

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 3 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 3
                                   ATM SERVICE

5.2 NETWORK AVAILABILITY. Williams' Network Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. For ATM Services on Williams' network, Network Availability shall be 99.95% from point-of-presence ("POP") to POP measured over a one (1) year period. Network Availability for Services of a Third Party Provider is established by the Third Party Provider. The Local Access Service availability standards for ATM Services are established by the Local Access Service provider.

5.3 MEAN TIME TO RESTORE. Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to ATM Service, Williams has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 5.3 only apply for equipment or fiber on Williams' owned and operated network and from Williams' POP to Williams' POP.

                          SECTION 6. PRODUCT INTERVALS

6.1 IMPLEMENTATION INTERVALS. Williams' standard service implementation interval for DSN and OCN service is set forth below in Table C.5. Third Party Service implementation intervals shall be determined on an individual case basis. Williams shall make reasonable efforts to provide Williams' Services within its standard service implementation interval. Failure of Williams to deliver by such date shall not constitute a default under the Agreement and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such implementation intervals.

             --------------------------------------------------------------------------------------
             TABLE C.5 IMPLEMENTATION INTERVALS
             --------------------------------------------------------------------------------------
                                               STANDARD INTERVAL           STANDARD INTERVAL
                     SERVICE TYPE                 POP TO POP            POP TO POP W/THIRD PARTY
                                                                              LOCAL ACCESS
             --------------------------------------------------------------------------------------
                  DSN                          [***] calendar days        [***] calendar days
             --------------------------------------------------------------------------------------
                  OCN                          [***] calendar days        [***] calendar days
             --------------------------------------------------------------------------------------

                 SECTION 7. PLANNED NETWORK MAINTENANCE ACTIVITY

7.1 TIMING. Williams shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2 NOTICE. Williams shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than[***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to fifty (50) milliseconds, and (ii) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than fifty (50) milliseconds. If Williams' planned activity is canceled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

                               SECTION 8. WARRANTY

Williams warrants that ATM Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 4 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 3
                                   ATM SERVICE

OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SERVICE SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

[Remainder of page left intentionally blank]

                        Williams Communications                      Page 5 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 3
                                   ATM SERVICE

IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

    UNIVERSAL ACCESS, INC.:             WILLIAMS COMMUNICATIONS, LLC:

    /s/ Robert E. Rainone               /s/ Howard Janzen
    ---------------------------------   ----------------------------------------
    Signature of Authorized             Signature of Authorized
    Representative                      Representative
    Robert E. Rainone                   Howard Janzen
    ---------------------------------   ----------------------------------------
    Printed Name                        Printed Name
    President, Global Operations        President and Chief Executive Officer
    ---------------------------------   ----------------------------------------
    Title                               Title
    10/03/01                            10/03/01
    ---------------------------------   ----------------------------------------
    Date                                Date

                        Williams Communications                      Page 6 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 9
                         INTERNATIONAL BACKHAUL SERVICE

         This Service Schedule is subject to that Master Services Agreement No. ________________ ("Agreement") by and between Williams Communications, LLC ("Williams"), and Customer.

                   SECTION 1. INTERNATIONAL BACKHAUL SERVICES

1.1 SERVICE DESCRIPTION. Williams' International Backhaul Service ("International Backhaul Service") is a point-to-point transport service that connects a Customer's international cable network to Williams' domestic U.S. network. Customer may order International Backhaul Service at STM-1 capacity at the China U.S. Cable and Southern Cross Cable Network ("Southern Cross") and STM-1, STM-4 or STM-16 capacity at the Japan U.S. Cable and TAT-14 ("TAT-14"), subject to availability. Williams will pick up Customer's traffic, which enters the U.S. via a cable system at a cable landing station. The cable landing stations where Williams may pick up Customer's traffic for the individual cable systems are as set forth in Table G.1 below. The origination demarcation point for International Backhaul Service shall be at the system interface of the landing station of the applicable cable system (the "Origination Demarcation Point"). Customer will designate on each Service Order at which cable landing station the Service is to originate. Once Williams's picks up the traffic at the cable landing station, it will then carry the traffic to one of Williams' designated termination points-of-presence ("Termination POP"), which will also be specified by Customer on the Service Order. The Termination POPs for each landing station are set forth in Table F.1 below.

        -----------------------------------------------------------
        TABLE F.1
        -----------------------------------------------------------
             CABLE SYSTEM        *LANDING STATION    TERMINATION
                                                        POINT
        -----------------------------------------------------------
                                 San Luis Obispo,  Santa Clara, CA
                                       CA
        -----------------------------------------------------------
                                                   San Francisco,
                                                         CA
        -----------------------------------------------------------
                                                   Sacramento, CA
        -----------------------------------------------------------
                                                   Los Angeles, CA
        -----------------------------------------------------------
         China US Cable            Bandon, OR      Portland, OR
        -----------------------------------------------------------
                                  (NON-DIVERSE)     Seattle, WA
        -----------------------------------------------------------
                                                   Sacramento, CA
        -----------------------------------------------------------
                                                   San Francisco,
                                                         CA
        -----------------------------------------------------------
                                    Bandon, OR     Los Angeles, CA
                                    (DIVERSE)
        -----------------------------------------------------------
                                                   Santa Clara, CA
        -----------------------------------------------------------
                                  Manchester, CA    Santa Clara, CA
        -----------------------------------------------------------
                                   (NON-DIVERSE)   Sacramento, CA
        -----------------------------------------------------------
                                                   San Francisco, CA
        -----------------------------------------------------------
          Japan US Cable                           Los Angeles, CA
        -----------------------------------------------------------
                                                   Santa Clara, CA
        -----------------------------------------------------------
                                                   Sacramento, CA
        -----------------------------------------------------------
                                   Morro Bay, CA   San Francisco, CA
        -----------------------------------------------------------
                                                   Los Angeles, CA
        -----------------------------------------------------------
                                                    Santa Clara,
                                                         CA
        -----------------------------------------------------------
                                                   Sacramento, CA
        -----------------------------------------------------------
          Southern CrossCable       Morro Bay, CA  San Francisco,
              Network                                            CA
        -----------------------------------------------------------
                                                   Los Angeles, CA
        -----------------------------------------------------------
                TAT-14            Tuckerton, NJ    New York City,
                                                         NY
        -----------------------------------------------------------
                         *subject to availability
        -----------------------------------------------------------

1.2 PRE-PROVISION OF CIRCUITS WITH AT&T & WORLDCOM. Customer agrees to provide Williams with an appropriate Letter of Authorization which will allow Williams to pre-provision Customer's requested circuits from the appropriate cable landing station operator's cable landing station to the system interface of the applicable cable system. Such pre-provisioning will be provided by Williams at no charge to Customer. However, Customer shall pay all Williams' installation charges for International Backhaul Service (as set forth in Section 3 below) once International Backhaul Service is available. Williams will not assume any responsibility for such pre-provisioning or associated service, which service shall be provided directly by the cable landing station operator.

1.3 SERVICE AVAILABILITY. The availability of International Backhaul Service depends on the actual in-service date for each of the respective cables and landing stations. Under no circumstances shall International Backhaul Service be available before the in-service date of the applicable cables and landing stations. Currently, it is anticipated that STM-16 will not be available for the Japan U.S. landing stations before October 2001, but this date is subject to change.

                        Williams Communications                      Page 1 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 9
                         INTERNATIONAL BACKHAUL SERVICE

1.4 LIABILITY FOR THIRD PARTY LOCAL ACCESS SERVICES. In issuing a Service Order that includes a request for Third Party Local Access Services, Customer should be aware of the anticipated in-service date of the applicable cables and landing stations In the event Williams arranges Third Party Local Access Services on behalf of Customer in accordance with the terms and conditions of the Agreement and Service is not available, because the cable system or landing station is not available, Williams shall, (i) begin billing Customer for any Third Party Local Access Services arranged by Williams on behalf of Customer; or (ii) terminate the Third Party Local Access Services arranged by Williams on behalf of Customer and pass through to Customer any termination liability incurred by Williams from the Third Party Local Access Service provider, whichever is provided by Customer. Customer shall pay all Third Party Local Access charges.

                     SECTION 2. RECURRING RATES AND CHARGES

2.1  MONTHLY RECURRING RATES.

     a. Pricing for International Backhaul Services shall consist of monthly recurring charges, one-time installation charges and non-recurring charges. Customer's monthly recurring charges shall be determined on an individual case basis.

     b. THIRD PARTY LOCAL ACCESS. Pricing for Third Party Local Access is determined in accordance with the terms and conditions set forth in the Agreement.

                   SECTION 3. NON-RECURRING RATES AND CHARGES

3. 1 NON-RECURRING RATES. In addition to the monthly recurring charges set forth on Customer's Service Order, Customer may incur the following non-recurring charges for Services as set forth below in Table F.2.

             ----------------------- ------------------------ ---------- ----------- -----------
             TABLE F.2               NON-RECURRING CHARGES      STM-1      STM-4       STM-16
             -----------------------------------------------------------------------------------
             New Order Installation                            $[***]     $[***]      $[***]
             -----------------------------------------------------------------------------------
             Change Of Service Date Charge (1st change free)   [$***]     $[***]      [$***]
             -----------------------------------------------------------------------------------
             Change Of Service Order Charge
             -----------------------------------------------------------------------------------
                  Pre-Engineering                              $[***]     $[***]      $[***]
             -----------------------------------------------------------------------------------
                  Post-Engineering                             $[***]     $[***]      $[***]
             -----------------------------------------------------------------------------------
             Order Cancellation
             -----------------------------------------------------------------------------------
                  Pre-Engineering                              $[***]     $[***]      $[***]
             -----------------------------------------------------------------------------------
                  Post-Engineering                             $[***]     $[***]      $[***]
             -----------------------------------------------------------------------------------
             Access Service Request (ASR) Special Access       $[***]     $[***]      $[***]
             -----------------------------------------------------------------------------------
             Order Expedite                                    $[***]     $[***]      $[***]
             -----------------------------------------------------------------------------------

             In addition to the above charges, Customer is required to
             reimburse Williams for any Third Party Provider charges
             relating to Customer's service. Non-Recurring Charges not
             described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) calendar day's notice. See Exhibit B for a complete description of the above charges.
             -------------------------------------------------------------------

3.2 MISCELLANEOUS. Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer. Williams cannot commit that all charges related to any requested Service will always be on the original Service Order.

3.3 NON-RECURRING PRICING. Pricing for Non-Recurring International Backhaul Service shall be as set forth in this Section 3 and are subject to change upon thirty (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 2 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 9
                         INTERNATIONAL BACKHAUL SERVICE

            SECTION 4. INTERNATIONAL BACKHAUL SERVICES OUTAGE CREDITS

4.1 OUTAGE CREDITS. Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which when International Backhaul Service fails to conform to the Technical Specifications set forth below ("Outage"). An Outage shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon Williams' receipt of Customer's written request for such Outage Credit. For International Backhaul Service, the Outage Credit amount shall be the amount of 1/720 of the monthly recurring charge for the interexchange portion of the Service for each hour in excess of the first two (2) consecutive hours that the affected Service fails to conform to the below Technical Specifications.

4.2 EXCESSIVE OUTAGES. If a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty
     (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three (3) consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outages"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

     In the event Customer terminates a circuit for an Excessive Outage pursuant to this Section 4.2 and such termination causes the Customer to fall below their Revenue Commitment, such terminated circuit shall count toward Customer's Revenue Commitment as if it had not been terminated.

4.3 REMEDY. The Outage Credit and right to terminate for an Excessive Outage as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

4.4  LIMITATIONS. Customer shall not receive an Outage Credit if the Outage is:
     (i) of a duration of less than two (2) consecutive hours (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.5 CREDIT PAYMENT. Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

                       SECTION 5. TECHNICAL SPECIFICATIONS

5.1 The Technical Specifications set forth herein are stated as an objective that the International Backhaul Services will perform in accordance with prevailing telecommunications industry standards. The International Backhaul Service provided under this Agreement is measured using two variables: Network Availability and Mean-time-to-restore. Mean-time-to-restore is addressed in Section 6.3 of this Schedule.

5.2  INTERCONNECTION SPECIFICATIONS

     a. Optical SONET Services (OC-N). Optical SONET Services are provided in accordance with ANSI Standard TL105.

     b. Optical Synchronous Digital Hierarchy (SDH) Services. SDH Services are provided in accordance with ITU standards.

     c. Network Access and Interfaces. International Backhaul Service provides network access at standard SDH (ITU) interfaces capable of interconnecting STM-1, STM-4 and 2.5 Gbps Wave single-ended dedicated line circuits.

5.3 PROTECTION. The network equipment has a protection capability on a per STM-1 and STM-4 circuit basis.

                        Williams Communications                      Page 3 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 9
                         INTERNATIONAL BACKHAUL SERVICE

5.4 DIVERSITY. International Backhaul shall provide Route Diversity between all landing stations (excluding certain paths at Bandon) and designated termination points. Route Diversity is defined as separate physical paths being delivered via two different conduits between the cable landing station and the designated Williams' POP.

5.5  AVAILABILITY.
     a. AVAILABILITY ON WILLIAMS' NETWORK. Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. Optical SONET Service is considered inoperative when there has been a loss of signal or when two consecutive 15 second loop-back tests confirm the observation of a bit error rate equal to

         Or worse than 1 x 10-(6). For Services on Williams' network, availability shall be 99.95% from the Origination Demarcation Point (as defined in Section 1.1 of this Schedule) to Williams' Termination POP measured over a one (1) year period.

     b. AVAILABILITY FOR SERVICES NOT ON WILLIAMS' NETWORK. For Services not on Williams' network, the Third Party Provider will establish availability. The Third Party Local Access availability standards for Third Party Local Access Services are established by the Third Party Local Access Provider. See General Provisions for other factors affecting availability.

5.6 PERFORMANCE (% ERROR FREE SECONDS, WHILE AVAILABLE). Performance is noted in Error Free Seconds, which are a measure of the percentage of total seconds that do not contain bit errors when measured over a consecutive twenty-four (24) hour period. Performance shall be measured on a one-way basis using a Pseudo Random Bit Sequence test pattern as defined in CCITT Recommendation 0.151. For Services on Williams' network, Error Free Seconds shall be 99.5% from the Origination Demarcation Point (as defined in Section 1.1 of this Schedule) to Williams' Termination POP measured over a one (1) year period. Error Free Seconds for Services not on Williams' Network. The Error Free Seconds standards for Third Party Local Access Services is established by the Third Party Local Access Provider. For Services not on Williams' network, the Third Party Provider will establish Error Free Seconds.

       SECTION 6. GENERAL PROVISIONS RELATING TO TECHNICAL SPECIFICATIONS

6.1 QUALITY STANDARDS. Standards apply on a one-way basis between the Origination Demarcation Point (as defined in Section 1.1 of this Service Schedule) and Williams' Termination POP only. All standards exclude nonperformance due to force majeure or planned interruptions for necessary maintenance purposes. All standards exclude nonperformance due to acts or omissions of Customer or due to any failure of Customer-provided equipment.

6.2 MAINTENANCE. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of it, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 6 only apply for Equipment or Fiber on Williams' owned and operated network and from the Origination Demarcation Point (as defined in Section 1.1 of this Service Schedule) to Williams' Termination POP.

6.3 MEAN TIME TO RESTORE ("MTTR"). Mean Time to Restore is be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to International Backhaul Service, Williams has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 6.3 only apply for equipment or fiber on Williams' owned and operated network and from Williams' POP to Williams' POP.

6.4 CALCULATION. Williams calculates network availability upon written request from customers. Customer must notify the Williams Service Delivery and initiate an action request to determine if the standards stated above were met.

                        Williams Communications                      Page 4 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 9
                         INTERNATIONAL BACKHAUL SERVICE

                          SECTION 7. PRODUCT INTERVALS

7.1 SERVICE IMPLEMENTATION INTERVALS. Williams' standard service implementation interval for International Backhaul Service is [***] days (a) from acceptance of a Service Order by Williams' Service Delivery department (if the applicable cable station is already in service) or (b) (if Williams has accepted the Service Order before the in-service date of the applicable cable station) from the in-service date of the applicable cable station, whichever is later. Under no circumstances shall the standard service implementation interval period start running before Service is available. Williams shall make reasonable efforts to provide International Backhaul Service within its standard service implementation interval as determined in accordance herewith. Failure of Williams to deliver by such date shall not constitute a default under the Agreement and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals except as set forth in Section 3.4 of the Agreement.

                 SECTION 8. PLANNED NETWORK MAINTENANCE ACTIVITY

8.1 TIMING. Williams shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

8.2 NOTICE. Williams shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to fifty (50) milliseconds, and (ii) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than fifty (50) milliseconds. If Williams' planned activity is canceled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

                               SECTION 9. WARRANTY

Williams warrants that International Backhaul Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth in
Section 5 of this Schedule. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to compliance with the Technical Specifications. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY MADE BY WILLIAMS WITH RESPECT TO THE SERVICES PROVIDED UNDER THIS SCHEDULE 9 AND SUCH WARRANTY IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

[Remainder of page left intentionally blank]

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 5 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 9
                         INTERNATIONAL BACKHAUL SERVICE

IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW

    UNIVERSAL ACCESS, INC.:               WILLIAMS COMMUNICATIONS, LLC:

    /s/ Robert E. Rainone                 /s/ Howard Janzen
    ------------------------------------  --------------------------------------
    Signature of Authorized               Signature of Authorized
    Representative                        Representative
    Robert E. Rainone                     Howard Janzen
    ------------------------------------  --------------------------------------
    Printed Name                          Printed Name
    President, Global Operations          President and Chief Executive Officer
    ------------------------------------  --------------------------------------
    Title                                 Title
    10/03/01                              10/03/01
    ------------------------------------  --------------------------------------
    Date                                  Date

                        Williams Communications                      Page 6 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 10
                       INTERNATIONAL PRIVATE LINE SERVICE

         This Service Schedule is subject to that Master Services Agreement No. ________________ ("Agreement") by and between Williams Communications, LLC ("Williams"), and Customer.

                 SECTION 1. INTERNATIONAL PRIVATE LINE SERVICES

1.1 SERVICE DESCRIPTION. Williams International Private Line Service (the "International Private Line Service") provides international circuits at varying speeds which are specifically dedicated to Customer's use between two (2) points specified by the parties in a Service Order and meeting the technical requirements as defined below in the Technical Specifications.

                     SECTION 2. RECURRING RATES AND CHARGES

2.1 MONTHLY RECURRING RATES. Pricing for any International Private Line Service is determined on an individual case basis and will be set forth on Customer's Service Order. Pricing and arranging for Third Party Local Access Service is determined in accordance with the terms and conditions set forth in the Agreement.

                   SECTION 3. NON-RECURRING RATES AND CHARGES

3.1 NON-RECURRING CHARGES. Non-Recurring Charges may be incurred for Private Line connections. Non-recurring Charges include, but are not limited to new order installation, change of service date charge, change of service order charge (pre-installation and post installation), order cancellation (pre-installation and post-installation) and cancellation charges related to Third Party Local Access service for which Williams is acting as agent, ASR (new or disconnect) special access, ASR supplement, order expedite, reconfiguration, and additional installation/maintenance/engineering during and after hours. Non-recurring charges for the Services or other services agreed to by the parties as set forth above will be set forth on Customer's Service Order.

3.2 INSTALLATION CHARGES. Installation charges shall apply to the normal installation of equipment necessary to provide the requested service to the point of demarcation at the Customer's premises. Additional installation charges shall apply when Williams is required to install equipment other than that normally required to provide the service or when Customer requests special equipment.

3.3 NON-RECURRING CHARGES. Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All Non-Recurring Charges are subject to change with thirty (30) calendar days' notice. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

3.4 MISCELLANEOUS. Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer. Williams cannot commit that all charges related to any requested Service will always be on the original Service Order.

                            SECTION 4. OUTAGE CREDITS

4.1 OUTAGE CREDITS. Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which period of time International Private Line Service fails to conform to the Technical Specifications ("Outage"). An Outage shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon Williams' receipt of Customer's written request for such Outage Credit. For the domestic USA interexchange portion of International Private Line Service, the Outage Credit amount shall be the amount of 1/720 of the monthly recurring charge for each hour in excess of the first two (2) consecutive hours that the affected Service fails to conform to the below Technical Specifications. For Outages due to a submarine cable failure, Williams shall pass through outage credits, if any, it may receive from the cable administrator.

4.2 REMEDY. The Outage Credit as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

                        Williams Communications                      Page 1 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 10
                       INTERNATIONAL PRIVATE LINE SERVICE

4.3  LIMITATIONS. Customer shall not receive an Outage Credit if the Outage is:
     (i) of a duration of less than two (2) consecutive hours (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.4 CREDIT PAYMENT. Outage Credits shall be credited on the Customer's next monthly invoice for the affected Service.

                       SECTION 5. TECHNICAL SPECIFICATIONS

5.1 SPECIFICATIONS. Williams' International Private Line Services ("IPL"s) meet or exceed the International Telecommunications Union's ("ITU"'s) recommendations. The ITU specifications for circuit performance parameters are set forth below in Table G.1.

           ----------------------------------------------------------
           TABLE G.1
           ----------------------------------------------------------
           Errored Seconds (ES)            Compliant to M.2100
           ----------------------------------------------------------
           Severely Errored Seconds (SES)  Compliant to M.2100
           ----------------------------------------------------------
           Availability                    Compliant to G.822
           ----------------------------------------------------------

5.2 WILLIAMS' PERFORMANCE OBJECTIVES. Williams' minimum performance objectives are detailed in the table below. These parameters are the provisioning specifications used for 24-hour end-to-end tests, and are derived from ITU specifications. In most cases, Williams' circuit performance outperforms these objectives by a substantial margin as set forth below in Table G.2.

           ---------------------------------------------------------
           TABLE G.2
           ---------------------------------------------------------
           PERFORMANCE OBJECTIVE         SATELLITE      CABLE
           ---------------------------------------------------------
           Bit Error Ratio (BER)         < 10(6)        < 10(7)
           ---------------------------------------------------------
           Synchronization Loss          < 5            < 3
           ---------------------------------------------------------
           Error Free Seconds (EFS)      > 98.5 %       > 99.5 %
           ---------------------------------------------------------
           ITU Availability              > 99.0 %       > 99.6 %
           ---------------------------------------------------------

5.3 SERVICE LEVEL AGREEMENTS. A Service Level Agreement ("SLA") is available on Customer's request depending on the route chosen. The route-specific SLA will not only be dependent on the origination and destination locations, but also on the specific fiber-optic cable or satellite over which the traffic will travel. These specific SLAs are more accurate and clearly demonstrate the high quality of service Williams provides to its clients.

5.4 FOREIGN CARRIER ROUTES. Please note that any route involving a Foreign Carrier or other carrier will generally not be covered in a Williams SLA, as the Foreign Carrier's operations are not under the control of Williams. Nevertheless, these carriers will also comply with the ITU specifications for circuit performance parameters. For any route that consists of a submarine cable, the submarine cable portion of the route will generally not be covered by an SLA but shall comply with the technical specifications set forth for the particular submarine cable system specified below, which specifications will be provided to Customer upon Customer's request.

                  SUBMARINE CABLE SYSTEM    (subject to availability)
                  ----------------------
                  China-U.S. Cable          / /
                  Southern Cross Cable      / /
                  TAT-14 Cable              / /
                  Japan-U.S. Cable          / /

5.5 MEAN TIME TO RESTORE. Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to International Private Line Service, Williams has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 5.5 only apply for equipment or fiber on Williams' owned and operated network and from Williams' POP to Williams' POP.

                        Williams Communications                      Page 2 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 10
                       INTERNATIONAL PRIVATE LINE SERVICE

                          SECTION 6. PRODUCT INTERVALS

6.1 IMPLEMENTATION INTERVALS. Williams' standard service implementation interval shall be determined on an individual case basis. Williams shall make reasonable efforts to provide International Private Line Service within its standard service implementation interval. Failure of Williams to deliver by such date shall not constitute a default under the Agreement and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals.

                 SECTION 7. PLANNED NETWORK MAINTENANCE ACTIVITY

7.1 TIMING. Williams shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2 NOTICE. Williams shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for up to fifty (50) milliseconds, and (ii) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than fifty (50) milliseconde. If Williams' planned activity is canceled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

                               SECTION 8. WARRANTY

Williams warrants that International Private Line Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth in
Section 5 of this Schedule. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to compliance with the Technical Specifications. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

[Remainder of page left intentionally blank]

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                        Williams Communications                      Page 3 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 10
                       INTERNATIONAL PRIVATE LINE SERVICE

IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW

    UNIVERSAL ACCESS, INC.:            WILLIAMS COMMUNICATIONS, LLC:

    /s/ Robert E. Rainone              /s/ Howard Janzen
    --------------------------------   -----------------------------------------
    Signature of Authorized            Signature of Authorized
    Representative                     Representative
    Robert E. Rainone                  Howard Janzen
    --------------------------------   -----------------------------------------
    Printed Name                       Printed Name
    President, Global Operations       President and Chief Executive Officer
    --------------------------------   -----------------------------------------
    Title                              Title
    10/03/01                           10/03/01
    --------------------------------   -----------------------------------------
    Date                               Date

                        Williams Communications                      Page 4 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 13
                        METRO ACCESS PRIVATE LINE SERVICE

         This Service Schedule is subject to that Master Services Agreement No. ________________ ("Agreement") by and between Williams Communications, LLC ("Williams"), and Customer. Williams may designate an affiliate to provide any portion of the Metro Access Private Line Service then for purposes of this
Schedule 13.

                     SECTION 1. METRO PRIVATE LINE SERVICES

1.1 SERVICE DESCRIPTION. Williams' Metro Access Private Line Service ("Metro Private Line Service") provides domestic DS-3 and Optical SONET (OC-3, OC-12 and OC-48) circuits, which are located entirely upon Williams owned and operated network with both end points of such circuit located within the same city and at a Williams metro access point ("MAP"). Metro Private Line Service is specifically dedicated to Customer's use between two (2) points specified by the parties in a Service Order and will meet the Technical Specifications as defined below in Section 6.

                         SECTION 2. SERVICE AVAILABILITY

2.1  SERVICE AVAILABILITY.   Williams offers Metro Private Line Service in the
     cities set forth below:

         ---------------------------------------------------------------
                METRO ACCESS PRIVATE LINE CITIES

                                 2001
         ---------------------------------------------------------------
         Atlanta                Los Angeles         San Diego
         Baltimore              Miami               St. Louis
         Boston                 Minneapolis         San Francisco
         Chicago                Newark              San Jose
         Dallas                 New York            Seattle
         Denver                 Philadelphia        Washington, D.C.
         Houston                Phoenix
         ---------------------- ------------------- --------------------

                     SECTION 3. RECURRING RATES AND CHARGES

3.1  MONTHLY RECURRING RATES.

     a. Monthly recurring charges for Metro Private Line Service are set forth in table K.1 below, and include both a fixed and variable component. The fixed rate is based upon the Metro city and type of circuit ordered. The variable rate is based upon the mileage between the Williams MAPS, which constitute the end points of the Metro Private Line Service. Customer shall also pay any monthly Metro Private Line interconnect charges.

         ----------------------------------------------------------------------------------------
              TABLE K.1                                  MONTHLY RECURRING RATES
         ----------------------------------------------------------------------------------------
         1 YEAR PRICING          DS-3              OC-3              OC-12              OC-48
         ----------------------------------------------------------------------------------------
                REGION         0-15     additiona  0-15   additiona  0-15   additiona  0-15 miles
                                miles   mileage    miles   mileage   miles   mileage
         ----------------------------------------------------------------------------------------
         AMERITECH              $[***]   $[***]   $[***]    $[***]   $[***]   $[***]    $[***]
         BELL ATLANTIC & NYNEX  $[***]   $[***]   $[***]    $[***]   $[***]   $[***]    $[***]
         BELL SOUTH             $[***]   $[***]   $[***]    $[***]   $[***]   $[***]    $[***]
         PAC BELL               $[***]   $[***]   $[***]    $[***]   $[***]   $[***]    $[***]
         SWBELL                 $[***]   $[***]   $[***]    $[***]   $[***]   $[***]    $[***]
         USWEST                 $[***]   $[***]   $[***]    $[***]   $[***]   $[***]    $[***]
         ----------------------------------------------------------------------------------------

     b. THIRD PARTY LOCAL ACCESS SERVICE. Customer shall execute a Letter of Agency, in a form provided by Williams, authorizing Williams to deal directly with Third Party Local Access Provider(s) to obtain the necessary Third Party Service on behalf of the Customer. Customer shall pay all charges including, without limitation, monthly charges, usage charges, installation charges, non-recurring charges, or Third Party Local Access Provider(s). When Williams orders Third Party Local Access Services for Customer, Williams shall coordinate the installation of the Third Party Local

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                        Williams Communications                      Page 1 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 13
                        METRO ACCESS PRIVATE LINE SERVICE

         Access Service, and conduct the initial testing of an interconnection between the Williams' Service and the Third Party Local Access Service. The Customer's charge for Third Party Local Access Service ordered by Williams shall accrue at the then current tariff rate (or the standard published rate, if there is no tariff rate) of the Third Party Provider; and any changes in that rate will be passed through to the Customer. When Williams orders Third Party Local Access Services, Williams shall not begin billing Customer for such Third Party Local Access Services until the Start of Service for any related Williams Services. Customer may order its own Third Party Local Access Services with a vendor who has established entrance facilities in a Williams' POP or other vendors with Williams' prior written permission. When Customer orders its own Third Party Local Access Service, its provider shall directly bill Customer for Services. In addition, Williams may charge Customer for any associated entrance facility or mileage charges if it provides a carrier facility assignment ("CFA") to Customer. Customer shall be responsible for having the Customer-ordered Third Party Local Access Services turned up and shall be obligated to pay for Williams' Services regardless of whether the Customer ordered Third Party Local Access Services are available. It is understood that
         Article 4 of the Agreement shall have no application to the provision of Metro Private Line Services under this Schedule 13.

                   SECTION 4. NON-RECURRING RATES AND CHARGES

4.1 NON-RECURRING CHARGES. Non-Recurring Charges may apply to Metro Private Line connections. Non-Recurring Charges are set forth in Table K.2 below.

     ----------------------------------------------------------------------------------------------
     TABLE K.2               NON-RECURRING CHARGES        DS-3        OC-3       OC-12      OC-48
     ----------------------------------------------------------------------------------------------
     Installation                                       $[***]      $[***]      $[***]    $[***]
     ----------------------------------------------------------------------------------------------
     Change Of Service Order Charge
     ----------------------------------------------------------------------------------------------
          Pre-install                                   $[***]      $[***]      $[***]    $[***]
     ----------------------------------------------------------------------------------------------
          Post-install                                  $[***]      $[***]      $[***]    $[***]
     ----------------------------------------------------------------------------------------------
     Order Cancellation                                 $[***]      $[***]      $[***]    $[***]
     ----------------------------------------------------------------------------------------------
     Order Expedite                                     $[***]      $[***]      $[***]    $[***]
     ----------------------------------------------------------------------------------------------
     Cross Connect Install Charge                       $[***]      $[***]      $[***]    $[***]
     ----------------------------------------------------------------------------------------------

4.2  INSTALLATION CHARGES. For Williams Services, installation charges shall
     [***].

4.3 MISCELLANEOUS. Customer should be aware that from time to time, charges of Third Party Providers are levied against Williams after submission of the original Service Order from Customer. Williams will pass these charges through to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer. Williams cannot guarantee that all charges related to any requested Metro Private Line Service will always be on the original Service Order.

4.4 NON-RECURRING PRICING. Pricing for Non-Recurring Metro Access Service shall be as set forth in this Section 4 and are subject to change upon thirty
     (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

                            SECTION 5. OUTAGE CREDITS

5.1 OUTAGE CREDITS. Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which Metro Private Line Service fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon Williams' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Metro Private Line Service shall be an amount equal to 1/720 of the monthly recurring charge for that portion of the Metro Private Line Service which is subject to the Outage for each hour in excess of the first two (2) consecutive hours that the affected Metro Private Line Service fails to conform to the Technical Specifications set forth below.

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***  Certain information on this page has been omitted and filed separately with
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     the omitted portions.

                        Williams Communications                      Page 2 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 13
                        METRO ACCESS PRIVATE LINE SERVICE

5.2 EXCESSIVE OUTAGES. If a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty
     (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outage"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

     In the event Customer terminates a circuit for an Excessive Outage pursuant to this Section and such termination causes the Customer to fall below their Revenue Commitment, such terminated circuit shall count toward Customer's Annual Commitment as if it had not been terminated.

5.3 REMEDY. The Outage Credit and the right to terminate for an Excessive Outage as set forth in this Section 5 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

5.4  LIMITATIONS. Customer shall not receive an Outage Credit if the Outage is:
     (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Metro Private Line Services under the MSA; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' owned and operated network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in Section 8.5 of the Agreement.

5.5 CREDIT PAYMENT. Williams shall credit Customer with Outage Credits on the next monthly invoice for the affected Service.

                       SECTION 6. TECHNICAL SPECIFICATIONS

6.1 TECHNICAL SPECIFICATIONS. Interconnection Specifications for DS-3 service are as set forth in ANSI Standard T1.102 and T1.404. DS-3 Service operates at 44.736 Mbps. Williams provides Optical SONET Services in accordance with ANSI Standard T1.105. OC-3 Service operates at 155.520 Mbps and is configured with 3 separate STS-1 signaling paths. OC-3C Service operates at
     155.520 Mbps and is configured with 1 STS-3C signaling path (or 3 concatenated STS-1 signaling paths). OC-12 Service operates at 622.080 Mbps with 12 separate STS-1 signaling paths. OC-12C Service operates at 622.080 Mbps with 1 STS-12C signaling path (or 4 separate STS-3C signaling paths). OC-48 Service operates at 2488.320 Mbps and is configured with 48 separate STS-1 signaling paths. The standards by which Williams' Metro Private Line Services are measured apply on a one-way basis between Williams' MAPs only.

6.2 NETWORK AVAILABILITY. Network Availability is a measurement of the percent of total time that service is operative when measured over a 365 consecutive day (8760 hour) period. DS-3 and Optical SONET Services are considered inoperative when there has been a loss of signal or when two consecutive 15 second loop-back tests confirm the observation of a bit error rate equal to or worse than 1 x 10-6. For DS-N level Services on Williams' network, availability shall be 99.95% from MAP to MAP measured over a one-year period. For OC-N level Services on Williams' network, availability shall be 99.95% from MAP to MAP measured over a one-year period. Network availability standards for Third Party Services shall be established by the Third Party Provider.

6.3 MEAN TIME TO RESTORE. Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to Metro Private Line Service, Williams has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 6.3 only apply for equipment or fiber on Williams' owned and operated network and from Williams' MAP to Williams' MAP.

6.3 ERROR FREE SECONDS. Performance is noted in Error Free Seconds (Error Free Seconds ("EFS"), while Available) which is a measure of the percentage of total seconds that do not contain bit errors over a consecutive twenty-four
     (24) hour period. Performance shall be measured on a one-way basis using a Pseudo Random Bit Sequence test pattern as defined in CCITT

                        Williams Communications                      Page 3 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 13
                        METRO ACCESS PRIVATE LINE SERVICE

     Recommendation 0.151. For Services on Williams' owned and operated network, EFS shall be 99.5% from MAP to MAP measured over a one-year period. For Third Party Services, the EFS standards shall be established by the Third Party provider.

                          SECTION 7. PRODUCT INTERVALS

7.1 IMPLEMENTATION INTERVALS. Williams' standard service implementation interval for DS(N) and OC(N) Service is set forth below in Table K.3. Third Party Service implementation intervals shall be determined on an individual case basis. Williams shall make reasonable efforts to provide Williams' Services within its standard service implementation interval. Failure of Williams to deliver by such date shall not constitute a default under the Agreement and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals.

             -----------------------------------------------------
             TABLE K.3 IMPLEMENTATION INTERVALS
             -----------------------------------------------------
                                             STANDARD INTERVAL
                 SERVICE TYPE                    MAP TO MAP
             -----------------------------------------------------
                  DS-1                             [***]
             -----------------------------------------------------
                  DS-3                      [***] calendar days
             -----------------------------------------------------
                  OC-3                      [***] calendar days
             -----------------------------------------------------
                  OC-12                     [***] calendar days
             -----------------------------------------------------
                  OC-48                             IBC
             -----------------------------------------------------
                  OC-48 Wave                        IBC
             -----------------------------------------------------

                 SECTION 8. PLANNED NETWORK MAINTENANCE ACTIVITY

8.1 TIMING. Williams shall avoid performing network maintenance between 0600 to 2200 Central Time, Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Metro Private Line Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

8.2 NOTICE. Williams shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non emergency, planned network maintenance: (i) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to fifty (50) milliseconds, and (ii) not less than [***] business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than fifty (50) milliseconds. If Williams' planned activity is cancelled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

                               SECTION 9. WARRANTY

Williams warrants that it shall provide Metro Private Line Service in accordance with the applicable Technical Specifications set forth above. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Service and restore such Service to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 5 OF THIS SERVICE SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

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***  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Williams Communications                      Page 4 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 13
                        METRO ACCESS PRIVATE LINE SERVICE

                           SECTION 10. FCC REGULATION

Customer represents that more than ten percent (10%) of the total traffic carried on each circuit provided pursuant to this Service Schedule is interstate (including international) traffic. If it is determined at any time that any circuit provided hereunder is subject to regulation by a U.S. state regulatory agency, the service or circuit may be provided by Williams or its affiliates pursuant to applicable state laws, regulations and applicable tariffs, or Williams and its affiliates my discontinue provision of the affected Service or circuit.

                        Williams Communications                      Page 5 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)

                                   SCHEDULE 13
                        METRO ACCESS PRIVATE LINE SERVICE

IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

    UNIVERSAL ACCESS, INC.:            WILLIAMS COMMUNICATIONS, LLC:

    /s/ Robert E. Rainone              /s/ Howard Janzen
    -------------------------------    -----------------------------------------
    Signature of Authorized            Signature of Authorized
    Representative                     Representative
    Robert E. Rainone                  Howard Janzen
    -------------------------------    -----------------------------------------
    Printed Name                       Printed Name
    President, Global Operations       President and Chief Executive Officer
    -------------------------------    -----------------------------------------
    Title                              Title
    10/03/01                           10/03/01
    -------------------------------    -----------------------------------------
    Date                               Date

                        Williams Communications                      Page 6 of 5
[WILLIAMS LOGO]        Proprietary & Confidential           AGREEMENT (06/25/01)